                        POOLING AGREEMENT

     Logical Design Group, Inc. ("Logical"), a North Carolina corporation, James Kenneth Boyette ("Boyette") and Charles D. Pugh ("Pugh"), (Boyette and Pugh together, "Sellers") and SBS Technologies, Inc., a New Mexico Corporation ("Buyer") and its wholly-owned subsidiary, Logical Design, Inc., a New Mexico corporation ("Company"), agree:

I.   RECITALS.

     A. OWNERSHIP. Sellers are the owners of all of the outstanding common stock ("Logical Shares") of Logical and wish to exchange the Logical Shares for common stock of Buyer.

     B. RECEIPT OF SHARES. Buyer wishes to receive the Logical Shares under the terms and conditions of this Agreement.

     C. POOLING OF INTEREST. The parties intend that the Transactions (as later defined) be accounted for as a pooling of interests in accordance with generally accepted accounting principles.

     D. EMPLOYMENT ARRANGEMENTS. Upon receipt of the Logical Shares, Buyer wishes to employ Sellers, who are employees of Logical. The Sellers wish to be employed by Buyer. A form of employment agreement is attached as Exhibit I-D.

     E. COVENANT NOT TO COMPETE. In connection with the acquisition of the Logical Shares, Sellers agree to enter into a non-compete agreement in substantially the form attached as Exhibit I-E to this Pooling Agreement ("Covenant") for the consideration specified in the Covenant.

     F. TAX-FREE REORGANIZATION. The parties intend that the Transactions be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

II.  MERGER.

     A. MERGER ACTION. Subject to the terms and conditions of this Pooling Agreement, Logical will merge with and into Company ("Merger") at the time the Merger is effective under all applicable state laws ("Effective Time"). Company will be the surviving company ("Surviving Company").

     B.   EFFECT OF MERGER.

          1. The Merger will become effective at the Effective Time, with the effect set forth in applicable New Mexico and North Carolina Business Corporation Laws. The Surviving Company may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either Logical or Company in order to carry out and effectuate the transactions, including the Merger, contemplated by this Pooling Agreement ("Transactions").

          2. The Sellers shall be nominated as directors and officers of the Surviving Company at and as of the Effective Time. In addition, Buyer will designate such additional directors and officers as it may determine to be in the best interest of the Surviving Company. Nothing in this paragraph shall entitle any director or officer to maintain that position if not thereafter duly elected or appointed to it.

          3. At and as of the Effective Time, and subject to adjustment as provided below, each of the 20,000 issued and outstanding Logical Shares not subject to repurchase pursuant to Charles Pugh's Corporate Employment Agreement ("Pugh Agreement") dated June 26, 1992 ("Regular Logical Shares") shall be converted into the right to receive 12.6997 shares of the no par value common stock of Buyer. Each of the 20,000 issued and outstanding Logical Shares subject to the Pugh Agreement ("Callable Logical Shares") shall be converted into the right to receive .625 shares of the no par value common stock of Buyer (all shares of the common stock of Buyer received pursuant to this subparagraph II.B.3 are the "Buyer Shares") (the ratio of Buyer Shares to each Logical Share is, as to each conversion ratio, the "Conversion Ratio"). The Conversion Ratio will be adjusted equitably if there should occur any stock split, stock dividend, reverse stock split, or other change in the number of Logical Shares outstanding. No Logical Share shall be deemed to be outstanding or to have any rights other than those set forth in this subparagraph after the Effective Time.

          4. At and as of the Effective Time, each share of the no par value common stock of Company then outstanding ("Company Share") will remain outstanding as the common stock of the Surviving Company.

          5. After Closing, transfers of Logical Shares outstanding before the Effective Time shall not be made on the stock transfer books of the Surviving Company.

III. POOLING CONDITION. Each of Buyer, and Sellers and Logical hereby covenant and agree to take all steps reasonably necessary in order to obtain a favorable determination from the Securities and Exchange Commission ("SEC") that the Transactions may be accounted for as a pooling of interests in accordance with generally accepted accounting principles ("Pooling Condition"). If Buyer determines, based on good faith advice of its accountants, that consummation of the Transactions would be accounted for as a pooling of interests in accordance with generally accepted accounting principles, then, subject to the terms and conditions of this Agreement, the Transactions will be consummated. If the Pooling Condition is not satisfied, Buyer has the right to terminate this Agreement at any time prior to Closing without liability for any damages arising out of the termination by giving express written notice of such intent to Sellers prior to Closing, which notice must be received by Sellers prior to Closing.

IV. REGISTRATION RIGHTS. The Buyer Shares delivered to Sellers at Closing will not be registered under the Securities Act of 1933 ("1933 Act") or any state securities laws, will be issued pursuant to exemptions from those laws, and will be "restricted securities" as that term is defined under Rule 144 under the Securities Exchange Act of 1934. Sellers will sign a Subscription Agreement and Representation Letter in the form attached as Exhibit IV. Sellers will have the registration rights described below.

     A. DEMAND RIGHT. If, at any time after the filing with the SEC of Buyer's Form 10-K for its 1996 fiscal year, Buyer receives a written request from the holders of a majority of the Buyer Shares, to register the sales of all or part of the Buyer Shares, Buyer will, as promptly as practicable, but in any event within six months after the date of such request, use its best efforts to prepare and file with the SEC a registration statement sufficient to permit the public offering and sale of the Buyer Shares, provided that Buyer is eligible to use Form S-3 for that registration. Buyer will be obligated to file only one such registration statement and will pay all expenses (other than fees for selling holders' counsel and underwriting discounts applicable to the Buyer Shares sold) in connection with the offering. If, at the time of the request, Buyer expects to undertake, or is in the process of undertaking, the registration of an offering of Common Stock in which the Buyer Shares may be included, Buyer may, at its option, include the Buyer Shares in that registration instead of filing a separate registration for them.

     B. PIGGYBACK RIGHT. If, at any time during the one year period commencing on the date of Closing, Buyer files a registration statement (other than on Form S-4, Form S-8 or other form not permitting "piggyback" of shares, and any successor forms) with the SEC while any Buyer Shares are held by Seller under this Pooling Agreement, Buyer will give all of the then holders of Buyer Shares ("Eligible Holders") at least 20 days' prior written notice of the filing of the registration statement. If requested in writing by Eligible Holders holding not less than a majority of the Buyer Shares within 10 days after receipt of such a notice, Buyer will, one time only, at Buyer's sole expense (other than the fees of legal counsel to the Eligible Holders and underwriting discounts applicable to any Buyer Shares sold), register or qualify all or, at each Eligible Holder's option, any portion, of the Buyer Shares requested by an Eligible Holder with the registration of the other Buyer securities being registered. However, if the underwriter of such an offering determines that inclusion of the Buyer Shares or any part of them in the proposed offering is detrimental to the offering and so advises the Eligible Holders, the Buyer Shares will not be registered and the Eligible Holders will be deemed not to have been given notice under this paragraph. To the extent that the underwriter agrees to include only part of the Buyer Shares, those Buyer Shares must be included on a pro rata basis from the shareholders of them, and the balance of the Buyer Shares not registered because of the underwriter's decision will be eligible for one additional piggyback right.

     C. COOPERATION. In any registration of Buyer Shares, the current shareholders and employees of Logical and the selling holders will cooperate fully with Buyer to facilitate the registration.

     D. NOTICE. If Buyer receives a request from a holder of Buyer Shares to register Buyer Shares under this Section, Buyer will notify all other holders of Buyer Shares and include such of their Buyer Shares as they may request to be registered in any registration statement if the request is received within 10 days of the date of the notice.

     E. EFFECTIVE PERIOD. Buyer will use its best efforts to cause to become effective and to keep effective for a period not to exceed 90 days any registration filed under this Section and from time to time will amend or supplement the registration statement as necessary.

     F. DELAY AND SUSPENSION OF SALES. Notwithstanding the foregoing provisions, Buyer may delay, for not longer than six months from Buyer's receipt of the demand for registration, filing a registration statement, and may withhold efforts to cause the registration statement to become effective, if Buyer determines in good faith that (a) such a registration (i) might interfere with or affect the negotiation or completion of any transaction that is being contemplated by Buyer (whether or not a final decision has been made to undertake that transaction) at the time the right to delay is exercised, (ii) might involve initial or continuing disclosure obligations that might not be in the best interest of the Company's stockholders, or (iii) will require preparation of audited financial information for Buyer as of a date or for a period which would not otherwise be required, or (b) any material circumstance of Buyer renders the effecting of such a registration statement inappropriate at the time. If, after a registration statement becomes effective, Buyer advises the holders of registered shares that Buyer considers it appropriate for the registration statement to be amended, the holders of those shares shall suspend any further sales of their registered shares until Buyer advised them that the registration statement has been amended. The 90-day time period referred to in this Section during which the registration statement must be kept current after its effective date shall be extended for an additional number of business days equal to the number of business days during which the right to sell shares was suspended pursuant to the preceding sentence, but in no event will Buyer be required to update the registration statement after the second (or first, if Rule 144 under the 1933 Act is amended to permit sales pursuant to the rule after one year) anniversary of Closing.

     G.   POOLING SALES RESTRICTIONS.   Except for de minimis sales, no
affiliate of either Buyer or Logical shall sell any shares of Buyer during the period beginning 30 days before Closing and ending on the publication date of financial results covering at least 30 days of post-merger operations as provided by SEC Accounting Series Release Number 130.

     H. DOCUMENTS. Buyer will furnish to each selling shareholder a number of copies of the registration statement, preliminary prospectus and prospectus and amendments and supplements to them as the selling shareholder may reasonably request to facilitate the disposition of the Buyer Shares in the registration.

V. SELLERS'S REPRESENTATIONS AND WARRANTIES. Sellers and Logical, jointly and severally, represent and warrant to Buyer that the following are true at the date of this Agreement and will be true at Closing except as disclosed on the Disclosure Schedule designated as Exhibit V to this Agreement:

     A. ORGANIZATION AND STANDING OF LOGICAL. Logical is a corporation validly existing under the laws of the State of North Carolina, with full power and authority to carry on its business as it is now being conducted, and to own and operate its assets and business. It has no subsidiaries. Logical is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of properties owned or leased by it requires that licensing or qualification, except where the failure to be so licensed or qualified would not have a material adverse effect on its business, operations or financial condition.

     B. CAPITALIZATION. Logical is authorized to issue 100,000 shares of $1.00 par value common stock and only 20,000 shares, constituting the Logical Shares, are issued and outstanding. As of the date of Closing, there are a total of 15,520 Regular Logical Shares issued and outstanding, of which Boyette holds 10,000 shares and Pugh holds 5,520 shares, and 4,480 Callable Logical Shares issued and outstanding, all of which are held by Pugh. Logical holds no shares of Logical stock as treasury shares. The Logical Shares have been validly issued and are fully paid and nonassessable. No outstanding subscriptions, options, warrants, calls, commitments or agreements relating to the authorized or issued shares of Logical are outstanding.

     C. STOCK OWNERSHIP. Sellers have good and marketable title to the Logical Shares held by them, free from encumbrance or any contractual or other restriction on their transfer or encumbrance, and have full power, right and authority to surrender the Logical Shares pursuant to this Pooling Agreement.

     D. APPROVAL. The Board of Directors and shareholders of Logical have approved this Agreement. No other approval is necessary to consummate the Transactions contemplated by this Pooling Agreement. This Pooling Agreement constitutes the legal, valid and binding obligation of Sellers and Logical, enforceable in accordance with its terms (subject as to enforcement of remedies, to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally).

     E. FINANCIAL STATEMENTS. The Closing Balance Sheet (Exhibit V-E) and supporting information, when delivered by Sellers and to Buyer, will be, and the books and records on which they are based are and will be, correct in all material respects, and fairly represent the financial condition of Logical as of the date of Logical's most recent year end. Buyer, and Sellers and Logical agree that the Closing Balance Sheet (and any other financial statements provided to Buyer) will be and have been prepared on a tax basis and may be audited by Buyer's public accounting firm.

     F. OWNERSHIP OF LOGICAL. As of the date of Closing, except for this Pooling Agreement, there will not be any outstanding or authorized warrants, calls, rights, commitments or other agreements of any nature to which Logical is a party, or may be bound by, requiring it to issue, transfer, sell, purchase, redeem or acquire any shares of capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for or acquire any shares of capital stock of Logical.

     G. ABSENCE OF CERTAIN CHANGES. Since the end of the most recent Logical fiscal year ("Most Recent Logical Year End"), there have not been (i) any material changes in Logical's financial condition, assets, liabilities, or business, other than changes in the ordinary course of business, none of which has been materially adverse; (ii) any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting Logical's properties or business or the assets; (iii) any labor trouble or any event or condition of any character materially and adversely affecting Logical's business; (iv) any indebtedness incurred by Logical for borrowed money or any commitment to borrow money entered into or any guarantee given by Logical, except for trade advances from customers in the ordinary course of business and in accordance with historic business practices; (v) any mortgage, pledge, subjection to lien, charge or encumbering of or creation of any security interest in all or any of Logical's assets or its business, (vi) any failure to maintain insurance policies or renewals thereof in force or to give all notices or claims made thereunder in a timely fashion, or (vii) any material increase in the compensation payable by Logical to any officer, director or key employee of Logical, except for normal distributions to shareholders.

     H. TITLE TO PROPERTIES. Logical owns, free and clear of any liens, encumbrances, claims, charges, contractual or other restrictions on transfer, equities, security interests, options or other restrictions, and has good title to its assets, subject to any lien for current taxes or assessments not yet delinquent.

     I. CONTRACTS. There are no contracts, agreements, leases, or commitments not terminable at will, which would prevent Buyer from continuing the business as it is now conducted by Logical, including without limitation, those with purveyors or suppliers of items used in the conduct of Logical's business. Logical has materially performed all its contracts, to the extent performance is due, and has cured all defaults.

     J. ACTIONS. To the best knowledge of Sellers, there are no judgments, actions, suits, claims, proceedings, investigations, bankruptcy or insolvency proceedings or receiverships (collectively, "Actions") pending or threatened against or relating to Logical, its assets or business, in any court, or before any governmental department or agency, nor is Logical or any of its assets subject to any unsatisfied judgment, order or award as a result of any such Actions. Sellers and Logical do not know of any basis for any such Actions.

     K. TAX MATTERS. As of the date of this Agreement, to the best knowledge of Sellers and Logical, the representations concerning tax matters contained in the financial statements are true and correct in all material respects. All tax returns required to be filed with respect to Logical or its operations by Logical or Sellers with any taxing authority as of Closing have been filed or will be filed promptly after Closing or when due, and all taxes required to be paid with respect to the periods covered by those returns have been paid or accrued or adequate reserves for the payment thereof have been established. Logical is not delinquent in the payment of any tax, assessment or governmental charge.

     L. DISCLOSURE. Sellers have not made any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     M. NO VIOLATION OF CORPORATION INSTRUMENTS OR OTHER AGREEMENTS. The execution and delivery of this Pooling Agreement does not, and the consummation of the Transactions will not: (i) violate any provision of the Articles of Incorporation, Bylaws,

Stock Certificates, Stock Records or Minute Book of Logical; (ii) result in any material breach or the acceleration of any material obligation under any instrument, indenture, note, lien, bond, agreement, contract, mortgage, lease, license, or commitment under which any or all of Logical and Sellers are bound;
(iii) require any consent, approval or authorization of any governmental or regulatory authority; (iv) violate any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Logical or Sellers or Logical's business or any of Logical's assets or (v) result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature upon the assets or business.

     N. BROKERAGE. No brokerage fees are payable in connection with the Transactions resulting from any brokerage agreements entered into by Sellers or Logical.

     O.   PERMITS, LICENSES AND FRANCHISES.  To the best of Sellers' knowledge,
(i) Logical has all permits, licenses, franchises, and other authorizations necessary to, and has substantially complied with all laws applicable to, the conduct of its business in the manner in which the business is currently being conducted, and all those permits, licenses, franchises and authorizations are valid and in full force and effect, (ii) Logical and Sellers have not engaged in any activity which would cause revocation or suspension of any such permit, license, franchise or authorization which would result in a material adverse effect on Logical or the operation of the business, and (iii) neither Logical nor Sellers (or either of them) has knowledge of any action, threat or proceeding looking to or contemplating the revocation or suspension of any thereof.

     P. EMPLOYEES. To the best of Sellers' knowledge, no third party has claimed that any person employed or affiliated with Logical has violated or may be violating any of the terms and conditions of that person's employment, non-competition or non-disclosure agreement with that third party, or disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of that third party or interfered or may be interfering in the employment relationship between that third party and any of its present or former employees. Sellers have no knowledge that any key employee of Logical intends to leave or is leaving the employ of Logical in order to take part, as an employee or otherwise, in any business in competition with Logical.

     Q.   ENVIRONMENTAL, HEALTH AND SAFETY.  To the best of Sellers' knowledge,
(i) Logical has complied with all environmental, health and safety laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply; (ii) without limiting the generality of the preceding, each of Logical and its predecessors and affiliates has obtained and been in material compliance with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all environmental, health and safety laws; and (iii) none of Logical, its predecessors and affiliates has any liability for damage to any site, location, or body of water (surface or subsurface), for any illness of or personal injury to any employee or other individual or for any reason under any environmental, health or safety law. To the best of Sellers' and Logical's knowledge, all properties and equipment used in Logical's and its predecessors' and affiliates' business have been free of asbestos, PCB's, methylene chloride, 1,2-trans-dichloroethylene, dioxins, dibenzofurans, and extremely hazardous substances, except for trichloroethylene, use of which was in compliance with law but has been discontinued.

     R. PRODUCT LIABILITY. To the best of Sellers' knowledge, Logical has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by Logical.

     S. CONTINUITY OF BUSINESS ENTERPRISE. Prior to the Effective Time of the Merger, Logical has historically operated and engaged in the business enterprise of design, production and marketing of computer equipment and software, and historically has utilized its business assets in such business enterprise, as contemplated by Treas. Reg. section 1.368-1(d).

     T. SHAREHOLDER INTERESTS AND AGREEMENT. Sellers represent and warrant that they hold all of the issued and outstanding shares of capital stock of Logical, that of those outstanding shares Ken Boyette owns 10,000 and Charles Pugh owns 5,520 of the issued Regular Logical Shares and Charles Pugh owns all of the issued Callable Logical Shares, that they agree on those percentages of ownership and the various Conversion Ratios placed on them, and that no disputes of any nature, whether claims, lawsuits or other disagreements formally filed or informally pursued exist between them or on their behalf with respect to that share ownership or Conversion Ratio, no such disputes have been threatened and each has fully and finally agreed to waive any right to dispute, change or affect that ownership and their respective percentages of ownership or the Conversion Ratio in any way.

     U. LIABILITIES IN THE ORDINARY COURSE OF BUSINESS. The liabilities of Logical assumed by Company and the liabilities to which the transferred assets of Logical are subject, were incurred by Logical in the ordinary course of business.

     V. INVESTMENT COMPANY. Logical is not an investment company within the meaning of such term as used in Section 368(a)(2)(F)(iii) and (iv) of the Internal Revenue Code.

     W. EQUITY TRANSACTIONS. There have been no transactions in Logical common stock since May 1, 1994, and no options, warrants, rights or other equity instruments other than the previously issued common stock were outstanding during that period.

     X. OTHER LIABILITY. The default judgment against Logical in the suit by Cameron McPhee in the Superior Court of Wake County has been paid and satisfied, and Logical has no further liability on such judgment.

VI. BUYER'S WARRANTIES AND REPRESENTATIONS. Buyer represents and warrants to Logical and Sellers that the following are true as of the date of this Agreement and will be true at Closing:

     A. ORGANIZATION AND STANDING OF BUYER. Each of Buyer and Company is a corporation validly existing and in good standing under the laws of the State of New Mexico, with full power and authority to carry on its business as it is conducted, to own and operate its assets, and to execute this Agreement and consummate the Transactions. Buyer has three subsidiaries, Company, GreenSpring Computers, Inc. and Berg Systems International, Inc. Buyer is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires that licensing or qualification except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of Buyer.

     B. CAPITALIZATION. Buyer is authorized to issue 30,000,000 shares of common stock and, as of June 30, 1996, 3,178,133 of its shares are issued and outstanding. Buyer holds no treasury shares. Buyer's shares have been validly issued and are fully paid and nonassessable. No outstanding subscriptions, options, warrants, calls, commitments or agreements relating to the authorized or issued shares of Buyer are outstanding except (i) pursuant to Buyer's employee and director stock option and stock purchase plans and its acquisition of GreenSpring Computers, Inc., (ii) as disclosed in its Form 10-K for the 1995 fiscal year and subsequent periodic filings filed with the SEC, and (iii) as required to be issued under this Agreement.

     C. NO VIOLATION OF CORPORATE INSTRUMENTS OR OTHER AGREEMENTS. Except as set forth on Exhibit VI-C, the execution and delivery of this Pooling Agreement does not, and the consummation of the Transactions will not (i) violate any provision of the Articles of Incorporation, Bylaws, Stock Certificates, Stock Records or Minute Book of Buyer; (ii) result in any material breach or result in the acceleration of any material obligation under any instrument, indenture, note, lien, bond, agreement, contract, mortgage, lease, license or commitment under which Buyer is bound; (iii) require any consent, approval or authorization of any governmental or regulatory authority, (iv) violate any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Buyer, Buyer's business or any of Buyer's assets or (v) result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature upon the assets or business.

     D. APPROVAL. Buyer's Board of Directors has, and as of Closing, Company's shareholders will have, approved, by all necessary corporate action by Buyer, the execution, delivery and performance of this Pooling Agreement and consummation of the Transactions and has authorized its officers to take all action and to execute, acknowledge and deliver all documents appropriate to consummate the Transactions. This approval constitutes all and the only actions required by law, the Articles of Incorporation or Bylaws of Buyer or Company, as the case may be, or otherwise to authorize the execution and delivery of this Pooling Agreement and the consummation of the Transactions and this Pooling Agreement constitutes the legal, valid and binding obligation of Buyer and Company, enforceable in accordance with its terms (subject as to enforcement of remedies, to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally).

     E. BROKERAGE. No brokerage fees are payable by Buyer in connection with the Transactions.

     F. SHARES. The issuance, sale and delivery of the Buyer Shares have been duly authorized by all required corporate action; the Buyer Shares issued at Closing will be validly issued, fully paid and nonassessable free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through Buyer except as imposed by securities laws. The issuance, sale or delivery of the Buyer Shares is not subject to any preemptive right of stockholders of Articles of Incorporation or By-laws of Buyer, each as amended, or to any contractual right of first refusal or other right in favor of any person.

     G. FINANCIAL STATEMENTS. Buyer has filed Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1996 ("Most Recent Fiscal Quarter End"), December 31, 1995, and September 30, 1995 and an Annual Report on From 10-K for the fiscal year ended June 30, 1995. The financial statements included in or incorporated by reference into these Public Reports (including the related notes and schedules) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered by them and present fairly the financial condition of Buyer as of the indicated dates and the results of operations of Buyer for the indicated periods; provided, however, that the interim statements are subject to normal year-end adjustments. Since the Most Recent Fiscal Quarter End, there has not been any material adverse change in the financial condition of Buyer and its subsidiaries taken as a whole.

     H. FILINGS WITH SEC. Buyer has made all filings with the Securities and Exchange Commission ("SEC") that it has been required to make within the past 12 months under the Securities Act and the Securities Exchange Act (collectively the "Public Reports"). Each of the Public Reports has complied with the Securities Act and the Securities Exchange Act in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made in it, in light of the circumstances under which they were made, not misleading. Buyer has delivered to Sellers and Logical a correct and complete copy of each Public Report, together with all exhibits and schedules thereto and as amended to date.

     I. CONTROL OF COMPANY. Before the Merger, Buyer will be in control of Company within the meaning of Section 368(c) of the Internal Revenue Code.

     J. REDEMPTION OF SHARES. Buyer has no plan or intention to redeem or otherwise reacquire any of the Buyer Shares to be issued in the Merger.

     K. BUYER'S INTENTION. Buyer has no plan or intention to liquidate Company, to merge Company with and into another corporation, to sell or otherwise dispose of the stock of Company, or to cause Company to sell or otherwise dispose of any of the assets of Logical acquired in the Merger, except for dispositions made in the ordinary course of business or transfers described in Section 368(a)(2)(C) of the Internal Revenue Code.

     L.   CONTINUATION OF HISTORIC BUSINESS AND USE OF ASSETS.   Following the
Effective Time of the Merger, the Company will continue to operate and engage in Logical's historic business enterprise of design, production and marketing of computer equipment and software, and will continue to utilize Logical's business assets in such business enterprise, as contemplated by Treas. Reg. section 1.368-1(d).

     M. INTERCORPORATE DEBT. There is no intercorporate debt existing between Buyer and Logical or between Company and Logical that was issued, acquired, settled or will be settled at a discount.

     N. INVESTMENT COMPANY. Buyer and Company are not investment companies within the meaning of such term as used in Section 368(a)(2)(F)(iii) and (iv) of the Internal Revenue Code.

VII. BUYER'S CONDITIONS PRECEDENT. All obligations of Buyer under this Pooling Agreement to close the Transactions are subject to the fulfillment before Closing, of each of the following conditions:

     A. REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Sellers' representations and warranties contained in this Agreement are true at the time of Closing.

     B. PERFORMANCE. Sellers have performed and complied with all agreements and conditions required by this Pooling Agreement to be performed or complied with by Sellers at Closing.

     C. CONSENTS. Any consents necessary to allow the Transactions to occur have been obtained in writing, in form satisfactory to Buyer.

     D. LOGICAL BANKRUPTCY. Logical is not in a bankruptcy, reorganization or insolvency proceeding, nor is any such proceeding contemplated.

     E. POOLING OF INTERESTS OPINION. Buyer will have received from its accountants an opinion, satisfactory in form and substance to it, to the effect that the Transactions will be treated by Buyer as a "pooling of interests" for accounting purposes and for federal income tax purposes, pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

     F. ATTORNEY OPINION. Buyer will have received from Sellers' attorney an opinion of counsel with respect to the Transactions in substantially the form attached as Exhibit VII-F.

     G. CERTIFIED RESOLUTIONS. Sellers have furnished to Buyer a certified copy of resolutions duly adopted by the Board of Directors and the shareholders of Logical authorizing and approving the execution and delivery of this Agreement and authorizing the consummation of the Transactions.

     H. ACCOUNTING OPINION. Sellers have furnished to Buyer a copy of an opinion from Sellers' accountants to Logical and Sellers to the effect that the Transactions will be treated by Logical and Sellers as a tax-free reorganization for federal income tax purposes, pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

VIII. SELLERS' CONDITIONS PRECEDENT. All obligations of Sellers under this Pooling Agreement to close the Transactions are subject to the fulfillment by Closing of each of the following conditions:

     A. REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Buyer's representations and warranties contained in this Pooling Agreement are true at the time of Closing.

     B. PERFORMANCE. Buyer has performed and complied with all agreements and conditions required by this Pooling Agreement to be performed or complied with by Buyer before or at Closing.

     C. CERTIFIED RESOLUTIONS. Buyer has furnished to Sellers a certified copy of resolutions duly adopted by the Board of Directors of Buyer authorizing and approving the execution and delivery of this Agreement and authorizing the consummation of the Transactions.

     D. ATTORNEY OPINION. Sellers will have received from Buyer's attorney an opinion of counsel with respect to the Transactions in substantially the form attached as Exhibit VIII-D.

     E. BUYER BANKRUPTCY. Buyer is not in a bankruptcy, reorganization or insolvency proceeding, nor is any such proceeding contemplated.

IX. CLOSING. Closing will be held as soon as practicable, but in any event not later than August 31, 1996. If Sellers' and Buyer's conditions precedent have been performed or waived, the Transactions will be closed. If those conditions precedent have not been performed or waived, the Transactions will not be closed, and the rights, duties and obligations between the parties will be terminated without further liability.

     A. SELLERS' DUTIES. Sellers and Logical, as appropriate, will deliver to Buyer at Closing:

          1.   The Logical Shares, properly endorsed for transfer;

          2. A certified copy of the resolutions of directors and shareholders of Logical authorizing the Transactions;

          3. Executed resignation letters of officers and directors of Logical;

          4.   Executed Employment Agreements of Sellers with Buyer;

          5.   Executed Covenant Not To Compete of Sellers with Buyer;

          6.   Executed Articles of Merger;

          7.   Executed Subscription Agreement and Representation Letter of
Sellers;

          8.   Affidavit of Sellers with respect to Stock Ownership;

          9. UCC-3 Termination Statement from Southern National Bank for August, 1993 filing;

          10.  Executed Option Agreements from SBS to Sellers; and

          11. Any and all other documents required by this Pooling Agreement to be delivered to Buyer at Closing.

     B.   BUYER'S DUTIES.  Buyer will deliver to Sellers at Closing:

          1.   The Buyer Shares;

          2.   Executed Employment Agreements of Sellers with Buyer;

          3.   Executed Covenants Not To Compete of Sellers with Buyer;

          4.   Executed Articles of Merger;

          5. Certified copy of resolutions of Buyer's Board of Directors authorizing the Transactions and the issuance of the Buyer Shares; and

          6. Any and all other documents required by this Pooling Agreement to be delivered to Sellers at Closing.

     C. JOINT DUTIES. Buyer and Sellers will execute any further documents and do all things necessary to consummate the Transactions contemplated by this Pooling Agreement, including executing and filing the Articles of Merger required to be filed under applicable state law.

X. PERSONAL GUARANTEES. As soon as reasonably practical after Closing, but in no event later than sixty (60) days following Closing, Buyer and the Company shall cause Sellers to be removed from personal guarantees as may exist on obligations and indebtedness of Logical existing at the time of Closing, and which are disclosed on Exhibit X.

XI. PROPRIETARY INFORMATION. Sellers each agree, represent and warrant that, unless each of them has obtained Buyer's prior written consent, each of Sellers will not, at any time after Closing, use for the benefit of other than Buyer, directly or indirectly, on behalf of Sellers or either of them or any other person or business entity, any trade secrets or confidential information (i) concerning the business of Logical or any proprietary information relating to the business, including the composition, plans or technology of the products produced by Logical and the method of their manufacture, and Logical financial data and related information or (ii) provided by Buyer to Sellers in connection with this Agreement. Confidential information does not include information generally known in the industry in which Logical and Buyer engage. Sellers each agree that release of Confidential Information will cause irreparable harm to Buyer and that, upon any breach or threatened breach of this Section, Buyer may seek, without limitation of other actions and remedies which might be available, equitable injunctive relief.

XII. REMEDY FOR BREACH OF WARRANTY. If any warranty or representation in this Agreement is found within twelve months of Closing, or by the date of the issuance of the first audited annual consolidated financial statements of the combined entities following Closing, whichever is earlier, to be untrue or inaccurate, the party desiring to make a claim for damages resulting from such breach may do so by delivering to the breaching party express written notice of the details of such breach and the intent to make a claim, such notice to be received by the breaching party no later than twelve months following the date of Closing. Time is of the essence for the purpose of this paragraph. The party to whom such a representation has been made shall request an arbitration conducted under the rules of the American Arbitration Association (each party to select one arbitrator and the third arbitrator to be selected by the other two). The results of the arbitration shall be binding upon all parties. The prevailing party in such arbitration shall be entitled to recover its costs, including reasonable attorneys' fees, incurred in the arbitration proceeding, from the non-prevailing party, and an award of such costs and expenses shall be included in the final judgment entered in the arbitration. Unless the cumulative total of all damages being sought for all claims has exceeded $50,000, the party against whom a claim is made shall not be liable for any damages resulting from a breach or warranty hereunder; however, if the $50,000 limit is exceeded, the liable party shall be liable for the full amount of the breach. The maximum liability of a party for breach of a representation or warranty hereunder, if the arbitrators determine that the party against whom a liability is asserted did not know that the representation or warranty was untrue, is limited to a cumulative amount of $500,000 for all such liabilities, which in the case of the Sellers, shall apply to their combined liabilities under this Agreement. Buyer agrees to keep in effect for the duration of Sellers' representation and warranty regarding product liability the amount of product liability insurance currently held by Logical.

XIII.     COOPERATION.

     A. Sellers and Logical, and Buyer will cooperate to effectuate the purposes of this Agreement. Sellers and Logical, and Buyer will, without additional consideration, execute any other documents and take any other action reasonably necessary to carry out the purposes of this Pooling Agreement. Until Closing, no news release about the Transactions will be released by Buyers, Sellers, or either of them, or Logical to the public any media without prior approval of the other parties, except as may be required by law, in which case, the other parties will have a reasonable opportunity for review of and comment on a proposed news release.

     B. Sellers and Logical will cooperate with Buyer in connection with any actions, proceedings, arrangements or disputes involving Logical's business or based upon the consummation of the Transactions or upon contracts, arrangements or acts of Sellers or Logical which were in effect or occurred on or before the Closing date.

     C. Sellers and Logical will cooperate, as reasonably required by Buyer, in the preparation in a form satisfactory to Buyer and Buyer's accountants, of all financial and other information (including information relating to Sellers' operation of the business before Logical's incorporation), needed by Buyer to comply with reporting and filing requirements imposed on Buyer by federal and state regulatory authorities.

XIV. NATURE AND SURVIVAL OF WARRANTIES AND REPRESENTATIONS. Unless otherwise provided, all representations and warranties will survive the consummation of the Transactions for a period of twelve months from the date of Closing, or until the date of issuance of the first audited annual consolidated financial statements of the combined entities following Closing, whichever is earlier.

XV. TERMINATION OF AGREEMENT. In addition to a termination of this Pooling Agreement pursuant to Paragraph III above, this Pooling Agreement may be terminated by the action of the Board of Directors of Buyer at any time prior to Closing if (i) Sellers or Logical fail to comply in any material respect with the Pooling Condition; or (ii) it is determined that any representation or warranty of Sellers or Logical is not true in all material respects when made, causing this Transaction not to be characterized as a pooling of interest or a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Sellers may terminate this Pooling Agreement at any time prior to Closing if (i) the accountant's opinion to Logical and Sellers provided in this Pooling Agreement concludes that the Transactions will not be a tax-free reorganization under the terms of the Internal Revenue Code; or (ii) it is determined that any representation or warranty of Buyer is not true in all material respects when made, causing this Transaction not to be characterized as a pooling of interest or a tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended. Terminations made pursuant to this Paragraph shall be without liability for any damages arising out of the termination. The party terminating this Pooling Agreement pursuant to this Paragraph shall give express written notice of such intent to the non-terminating party prior to Closing, which notice must be received by the non-terminating party prior to Closing.

XVI. MISCELLANEOUS. This Pooling Agreement binds and benefits the parties, their successors, assigns and transferees. This Pooling Agreement is specifically enforceable and is governed by New Mexico law. Any suits brought by the parties arising under this Pooling Agreement shall be brought in the United States District Court for the Eastern District of North Carolina, and the parties expressly acknowledge that such court shall have jurisdiction over the matter and parties, and that venue shall be proper in such court. In any proceeding or action brought to enforce the provisions of this Pooling Agreement or to settle disputes between the parties arising under this Pooling Agreement, the prevailing party shall be awarded its costs, including reasonable attorneys' fees, incurred in such proceeding or action, against the non-prevailing party. This Pooling Agreement, the Employment Agreements and the Covenants constitute the entire agreement and understanding of the parties and supersede all prior oral or written agreements and understandings and may be modified only in writing. This Pooling Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together will constitute one and the same instrument. Captions and titles have been inserted in this Pooling Agreement for the benefit of the parties in referring to this Pooling Agreement, but will not be construed or interpreted as part of this Pooling Agreement. Each of Sellers and Logical, and Buyer will pay its expenses, including without limitation attorneys' fees, arising out of the Transactions and the agreements embodying them.

XVII. NOTICES. Any notice or other communication required under this Pooling Agreement or desired to be given by any of the parties to this Pooling Agreement to any other party shall be deemed to be duly given when personally delivered or five (5) business days after being mailed by certified or registered United States mail, return receipt requested, postage prepaid, to the other party, or delivered pre-paid for over-night delivery to Federal Express, United Parcel Service or the United States mail, addressed as follows:

               BUYER:

                         SBS Technologies, Inc.
                         Attn: Christopher J. Amenson, President
                         2400 Louisiana Boulevard, NE
                         AFC Building 5, Suite 600
                         Albuquerque, New Mexico 87110
                              Telephone: (505) 875-0600

               Copy to:  Alison K. Schuler, Esquire
                         Schuler, Messersmith & McNeill
                         5700 Harper Drive, NE, Suite 430
                         Albuquerque, New Mexico 87109
                              Telephone: (505) 822-8826

               SELLERS:

                         Mr. James Kenneth Boyette
                         4513 Kaplan Drive
                         Raleigh, North Carolina 27606
                              Telephone: (919) 859-3745

                         Mr. Charles D. Pugh
                         2928 Bally Bunion Way
                         Raleigh, North Carolina 27613
                              Telephone: (919) 848-2290

               Copy to:  William B. Gwyn, Esquire
                         Maupin Taylor Ellis & Adams, P.A.
                         Highwoods Tower One, Suite 500
                         3200 Beechleaf Court
                         Raleigh, North Carolina 27604-1064
                              Telephone: (919) 981-4000

     Or to such other address which may be furnished in writing.




        [Remainder of This Page Left Intentionally Blank]

DATED:  August 19, 1996

BUYER:                             SELLERS:

SBS TECHNOLOGIES, INC.


By: /s/ C. J. Amenson                   /s/ James Kenneth Boyette
    --------------------                ------------------------
                                        JAMES KENNETH BOYETTE
Its:  President
     ------------------

                                       /s/ Charles D. Pugh
                                       ------------------------
                                       CHARLES D. PUGH





LOGICAL DESIGN, INC.                   LOGICAL DESIGN GROUP, INC.


By:  /s/ C. J. Amenson                 By: /s/ James Kenneth Boyette
     ---------------------                 ------------------------
Its: Chairman                          Its:  President
     ---------------------                 ------------------------

                           EXHIBIT I-D


                      EMPLOYMENT AGREEMENT

                      EMPLOYMENT AGREEMENT

     SBS Technologies, Inc. ("Company") and James Kenneth Boyette ("Employee") agree:

     1. EMPLOYMENT. Company employs Employee for the period beginning on the date of this Employment Agreement, and ending three years from its date or upon discharge or resignation of Employee (the "Employment Period"). During the Employment Period, Employee will serve in the position and will have such duties as described on Schedule A attached and incorporated by reference. Employee will devote sufficient time and energies to the business of Company to accomplish the duties assigned, will perform to the best of Employee's ability all duties assigned to Employee by Company and will devote Employee's best efforts to advance the interests of Company. Employee will have the power and authority determined by Company. For purposes of all employee benefit programs of Company, except for any employee stock purchase plan for the fiscal year in which this Agreement is executed, the seniority of the Employee shall include the time while the Employee was employed by Logical Design Group, Inc.

     2. RENEWAL. This Agreement may be renewed at the end of the Employment Period. Company will give written notice of renewal to Employee thirty days before the Employment Period is due to expire.

     3. COMPENSATION. For all services performed by Employee for Company during the Employment Period, Company will pay Employee the salary set forth on Schedule B attached and incorporated by reference. Employee will be entitled to participate in employee benefit programs established by Company and applicable to all full-time employees. Employee will be entitled to vacation, national holidays and paid sick leave in accordance with Company policy. During vacation, national holidays and paid sick leave, Employee will receive Employee's usual compensation.

     4. REIMBURSEMENT OF EXPENSES. Company recognizes that Employee, in performing Employee's duties hereunder, may be required to spend sums of money in connection with those duties for the benefit of Company. Employee may present to Company an itemized voucher listing expenses paid by Employee in the performance of Employee's duties on behalf of Company, and on presentation of such itemized voucher Company will reimburse Employee for all reasonable expenses itemized thereon, including, but not limited to, travel, meals, lodging, entertainment, and promotion with respect to all activities approved in writing in advance by the Company. Employee may receive advances from Company for anticipated expenses. Employee agrees that the amount by which an advance exceeds actual expenses ("Amount") will be promptly refunded to Company upon determination by Company that it is due, that the Amount may be deducted from any payments of any nature, (including without limitation salary) owed by Company to Employee, and that the Amount will constitute a debt from Employee to Company, enforceable by Company in all respects as if Employee had executed a promissory note or other instrument acknowledging the debt, bearing interest at a rate of 10% per year from the date repayment is due and payable in full on demand without set-off or deduction.

     5. SICK LEAVE AND DISABILITY. Employee will be entitled to sick leave for the number of days determined by Company ("Sick Leave"). Employee will be entitled to receive Employee's full salary during Sick Leave. Employee will be considered to be disabled during any period in excess of Sick Leave during which Employee is unable to work because of illness or incapacity ("Disability Period"). During the Disability Period, Employee will receive such benefits as are provided pursuant to the Company's short-term and long-term disability insurance policies, if any, but no other compensation, nor shall Employee accrue any vacation or sick leave or similar benefits during the Disability Period. In no event will Employee be entitled to payment for other compensation for unused Sick Leave or Disability Period, unless required by law or otherwise provided in a policy or unemployment manual adopted by the Board of Directors of Company.

     6. NON-COMPETE RESTRICTIONS. As part of Employee's employment agreement with Company, Employee will enter into a Non-Compete Agreement in substantially the form attached as Appendix B, which is incorporated and made a part of this Agreement by reference.

     7. RESIGNATION AND DISCHARGE. Employee may resign by giving 30 days' written notice to Company before resigning. Employee's death will constitute a resignation. Company may discharge Employee without cause upon 30 days' notice. If requested by the Company in writing Employee will continue to render Employee's services through the effective date of resignation or discharge ("Effective Date"). If Employee refuses, upon Company's request, or fails, to render services competently and in good faith to the Company's benefit through the Effective Date, Company may deem the Effective Date to be the date of
refusal or failure, as the case may be.   If Company terminates Employee without
cause during the first year of employment, Company will pay Employee a severance benefit equal to 12 months of Employee's base salary; during the second year of employment, that severance benefit will be nine months of base salary; during the third year of employment, that severance benefit will be six months of Employee's base salary; after the third year, no severance benefit will be payable except in accordance with Company's standard policy.

          Cause for termination will be deemed to exist if during the Employment Period, Employee materially breaches any provision or restriction, or materially fails to perform any obligation contained in this Agreement or in any Company policy or Company

EMPLOYMENT AGREEMENT
employment manual or practice, or, unless otherwise provided by Company policy or Company employment manual, (a) fails to comply with any employment or non-discrimination or similar law, regulation or policy, (b) abuses alcohol or uses illegal drugs, (other than as prescribed by Employee's physician), (c) refuses to submit to testing for alcohol or drugs, or (d) is convicted of any felony, or a misdemeanor involving allegations of moral turpitude or violent conduct, Company may immediately discharge Employee without liability for salary after the date of the discharge and without any other liability to Employee. If the Employee does not agree with the finding of the Company with respect to whether cause for termination exists, and therefore whether the Company is obligated to pay a severance benefit to Employee under this Agreement, the issue shall be settled by submitting the same to arbitration in accordance with the rules and procedures of the American Arbitration Association, Charlotte, North Carolina office, with each party bearing one-half of the expenses of such proceeding, except that each party shall bear its respective attorneys' fees and expenses. Such proceeding shall be limited to determining the issue of whether the Company is obligated to pay a severance benefit to Employee under this Agreement. Employee's remedy for discharge or termination of this Agreement shall be limited to pursuit of such arbitration proceeding. In the event that the Employee is subsequently acquitted of any criminal charges as may have been the basis of his discharge and termination under this Paragraph, such subsequent acquittal may be grounds in the arbitration proceeding for determining that cause for termination did not exist, and therefore that Employee is entitled to the payment of the severance benefit, but shall not entitle the Employee to reinstatement of his employment.

          In no event will Employee be entitled, upon resignation or discharge with or without cause, to payment for unused vacation, sick leave or similar benefits of any kind unless required by law or otherwise provided in a policy or employment manual adopted by the Board of Directors of Company, except for the severance benefit as provided in this Agreement.

     8. CONFIDENTIAL INFORMATION. Employee acknowledges and recognizes that Employee is, or will be, employed by Company in a confidential relationship and may receive and have access to the confidential non public business information, customer names, contracts and other customer data, business methods, techniques and trade secrets of Company not available to the public ("Confidential Information"). Confidential Information includes information made available to the public in violation of this Agreement. Employee may develop ideas, conceptions, inventions, processes, methods, products and improvements; and Employee may receive disclosures of ideas, conceptions, inventions, processes, methods, products and improvements made by other employees of Company ("Company

EMPLOYMENT AGREEMENT

Inventions"). Employee may participate with Company in improving and developing Confidential Information and Company Inventions. Confidential Information and Company Inventions developed on behalf of Company are neither commonly known nor readily accessible to others and are used by Company in its business to obtain a competitive advantage over Company's competitors who do not know or use the Confidential Information or Company Inventions. Protection of the Confidential Information and Company Inventions against unauthorized disclosure and use is of critical importance to Company in maintaining its competitive position.
Employee agrees that Employee will not, at any time, during or after the Employment Period, make any independent use of, or disclose to any other person or organization, except as authorized by Company in writing, any Confidential Information or Company Inventions. Upon termination of the Employment Period for any reason, Employee shall promptly deliver to Company all drawings, manuals, letters, notes notebooks, reports, customer lists, customer data, mailing lists, and all other materials and records of any kinds, and all copies thereof, that may be in the possession of, or under the control of, Employee pertaining to Company's business including any that contain any Confidential Information or Company Inventions.

          Employee and Company recognize that irreparable injury may result to Company in the event of breach or threatened breach of this paragraph of this Agreement by Employee. If Employee commits a breach or threatens to commit a breach of any of the provisions of this paragraph, Company shall have the right and remedy, in addition to any others that may be available, at law or in equity, to have the provisions of this paragraph specifically enforced by any court having equity jurisdiction, together with an accounting therefor, Employee having specifically acknowledged that any such breach or threatened breach will cause irreparable injury to Company and that money damages will not provide an adequate remedy to Company.

     9. INVALIDITY. If any provision of this Employment Agreement is later construed to be unenforceable or invalid, the remaining provisions shall not be affected but shall continue in full effect. If any term of this Employment Agreement is found to be unenforceable or invalid by any court having jurisdiction, that court shall have the power to reduce or revise the term and the paragraph(s) shall then be fully enforceable.

     10. ASSIGNMENT. Employee acknowledges that Employee's services are unique and personal. Accordingly, Employee may not assign his rights or delegate his duties or obligations under this Agreement. The Employer's rights and obligations shall inure to the benefit of and shall be binding upon Employer's successor and assigns.

EMPLOYMENT AGREEMENT

     11. PERSONNEL POLICIES. Company's personnel policies apply to all of Company's employees, including Employee, and describe additional terms and conditions of employment of Employee. Those terms and conditions, as they may be revised from time to time by Company, are incorporated by reference into this Employment Agreement. Company reserves the right to revise the personnel policies from time to time, as Company reasonably deems necessary. If any personnel policy provision conflicts with a provision of this Employment Agreement, the terms of this Employment Agreement shall govern.

     12. ALCOHOL AND DRUG TESTING. Employee agrees to comply with and submit to any Company program or policy for testing for alcohol abuse or use of drugs and, in the absence of such a program or policy, to submit to such testing as may be required by Company and administered in accordance with applicable law and regulations.

     13. MISCELLANEOUS. This Employment Agreement constitutes the entire understanding of the parties, may be modified only in writing, is governed by laws of New Mexico, and will bind and inure to the benefit of Employee and Employee's personal representative and Company and Company's successors and assigns. Any suit brought by the parties arising under this Agreement shall be brought in the United States District Court for the Eastern District of North Carolina, and the parties expressly acknowledge that such court shall have jurisdiction over the matter and parties, and that venue shall be proper in such court.

     DATED: August 19, 1996.


                         COMPANY:

                         SBS TECHNOLOGIES, INC.



                    BY:  /s/ C. J. Amenson
                         -----------------------------------
                    ITS: President
                         -----------------------------------

                         EMPLOYEE:



                         /s/ James Kenneth Boyette
                         ----------------------------------
                         JAMES KENNETH BOYETTE

EMPLOYMENT AGREEMENT
PAGE 5

                           SCHEDULE A
                               TO
                      EMPLOYMENT AGREEMENT



POSITION AND DUTIES: President of Logical Design, Inc., with all of the duties, responsibilities and authorities normally associated with and attendant to such position.

LOCATION FROM WHERE DUTIES SHALL BE PERFORMED: Employee shall be physically located and shall perform his duties under this Agreement from a location which is within a radius of thirty miles from 6301 Chapel Hill Road, Raleigh, N.C. 27607.

EMPLOYMENT AGREEMENT

                           SCHEDULE B
                               TO
                      EMPLOYMENT AGREEMENT


COMPENSATION: $150,000 base salary, plus eligibility to participate in the SBS Management Incentive Plan ("MIP").

OTHER MATTERS: Employee and the Company will concurrently with the execution of this Agreement enter into an Employee Stock Option Agreement pursuant to the Company's 1992, 1995 and 1996 ISOP granting Employee the right to purchase 60,000 shares of the common stock of the Company.

EARNINGS PERFORMANCE VESTING: The options will vest and become exercisable as indicated below if the Pretax Earnings of Logical Design, Inc. ("Logical Design") are equal to or greater than the Pretax Earnings Hurdle amounts shown below for the respective completed fiscal year as indicated below. If such condition is met, the option for a respective fiscal year shall be exercisable beginning 45 days after the end of the respective year.


Option Shares    Fiscal Year Ended    Pretax Earnings Hurdle
- -------------    -----------------    ----------------------
20,000           6/30/97              $510,000
20,000           6/30/98              $645,000
20,000           6/30/99              $858,000

For purposes of this Agreement, in determining vesting of the stock options, "Pretax Earnings" shall mean the net income of Logical Design, computed as historically computed by Logical Design Group, Inc. without deductions for income taxes, interest expense or corporate assessments of the Company.

If the Pretax Earnings Hurdle for either or both of the first two fiscal years are not met, the amount by which the Pretax Earnings is less than the Pretax Earnings Hurdle for a respective year shall be added to the Pretax Earnings Hurdle for the subsequent year for the purpose of computing a revised hurdle ("Revised Hurdle") for the unvested options from the prior fiscal year. The previous year(s) options shall vest if the Revised Hurdle is met. However, the Pretax Earnings Hurdle shall not be affected by the Revised Hurdle for the purpose of determining vesting for the current year's options.

EMPLOYMENT TERMINATION VESTING: In the event of termination of employment of the Employee by the Company without cause (as defined in Paragraph 7 of the Agreement) within the period of employment specified in Paragraph 1 of the Agreement, one half of the options which are unvested as of the date of termination shall vest as of the date of termination.

EMPLOYMENT AGREEMENT
PAGE 7

SEVEN YEAR VESTING: Any option not otherwise vested shall vest and become exercisable on the date seven years from its date of grant. This Option is intended to be non-compensatory in nature.

You are required to notify the Company of the following information within 30 days of any transaction involving the sale of exercised options: (1) date of sale, (2) number of Shares sold, (3) price at which Shares are sold.

The Employee's address for notice purposes is:

     4513 KAPLAN DRIVE
     ---------------------------------------
     RALEIGH, NC  27606
     ---------------------------------------

     ---------------------------------------

     ---------------------------------------

The Company will execute and deliver a separate Option Agreement concurrently with the execution of this Agreement. In the event of conflict between the terms of the Option Agreement and this Agreement, the Option Agreement shall control.



EMPLOYMENT AGREEMENT

                      EMPLOYMENT AGREEMENT

     SBS Technologies, Inc. ("Company") and Charles D. Pugh ("Employee") agree:

     1. EMPLOYMENT. Company employs Employee for the period beginning on the date of this Employment Agreement, and ending three years from its date or upon discharge or resignation of Employee (the "Employment Period"). During the Employment Period, Employee will serve in the position and will have such duties as described on Schedule A attached and incorporated by reference. Employee will devote sufficient time and energies to the business of Company to accomplish the duties assigned, will perform to the best of Employee's ability all duties assigned to Employee by Company and will devote Employee's best efforts to advance the interests of Company. Employee will have the power and authority determined by Company. For purposes of all employee benefit programs of Company, except for any employee stock purchase plan for the fiscal year in which this Agreement is executed, the seniority of the Employee shall include the time while the Employee was employed by Logical Design Group, Inc.

     2. RENEWAL. This Agreement may be renewed at the end of the Employment Period. Company will give written notice of renewal to Employee thirty days before the Employment Period is due to expire.

     3. COMPENSATION. For all services performed by Employee for Company during the Employment Period, Company will pay Employee the salary set forth on Schedule B attached and incorporated by reference. Employee will be entitled to participate in employee benefit programs established by Company and applicable to all full-time employees. Employee will be entitled to vacation, national holidays and paid sick leave in accordance with Company policy. During vacation, national holidays and paid sick leave, Employee will receive Employee's usual compensation.

     4. REIMBURSEMENT OF EXPENSES. Company recognizes that Employee, in performing Employee's duties hereunder, may be required to spend sums of money in connection with those duties for the benefit of Company. Employee may present to Company an itemized voucher listing expenses paid by Employee in the performance of Employee's duties on behalf of Company, and on presentation of such itemized voucher Company will reimburse Employee for all reasonable expenses itemized thereon, including, but not limited to, travel, meals, lodging, entertainment, and promotion with respect to all activities approved in writing in advance by the Company. Employee may receive advances from Company for anticipated expenses. Employee agrees that the amount by which an advance exceeds actual expenses ("Amount") will be promptly refunded to Company upon determination by Company that it is due, that the Amount may be deducted from any payments of any nature, (including without limitation salary) owed by Company to Employee, and that the Amount will constitute a debt from Employee to Company, enforceable by Company in all respects as if Employee had executed a promissory note or other instrument acknowledging the debt, bearing interest at a rate of 10% per year from the date repayment is due and payable in full on demand without set-off or deduction.

     5. SICK LEAVE AND DISABILITY. Employee will be entitled to sick leave for the number of days determined by Company ("Sick Leave"). Employee will be entitled to receive Employee's full salary during Sick Leave. Employee will be considered to be disabled during any period in excess of Sick Leave during which Employee is unable to work because of illness or incapacity ("Disability Period"). During the Disability Period, Employee will receive such benefits as are provided pursuant to the Company's short-term and long-term disability insurance policies, if any, but no other compensation, nor shall Employee accrue any vacation or sick leave or similar benefits during the Disability Period. In no event will Employee be entitled to payment for other compensation for unused Sick Leave or Disability Period, unless required by law or otherwise provided in a policy or unemployment manual adopted by the Board of Directors of Company.

     6. NON-COMPETE RESTRICTIONS. As part of Employee's employment agreement with Company, Employee will enter into a Non-Compete Agreement in substantially the form attached as Appendix B, which is incorporated and made a part of this Agreement by reference.

     7. RESIGNATION AND DISCHARGE. Employee may resign by giving 30 days' written notice to Company before resigning. Employee's death will constitute a resignation. Company may discharge Employee without cause upon 30 days' notice. If requested by the Company in writing Employee will continue to render Employee's services through the effective date of resignation or discharge ("Effective Date"). If Employee refuses, upon Company's request, or fails, to render services competently and in good faith to the Company's benefit through the Effective Date, Company may deem the Effective Date to be the date of
refusal or failure, as the case may be.   If Company terminates Employee without
cause during the first year of employment, Company will pay Employee a severance benefit equal to 12 months of Employee's base salary; during the second year of employment, that severance benefit will be nine months of base salary; during the third year of employment, that severance benefit will be six months of Employee's base salary; after the third year, no severance benefit will be payable except in accordance with Company's standard policy.

          Cause for termination will be deemed to exist if during the Employment Period, Employee materially breaches any provision or restriction, or materially fails to perform any obligation contained in this Agreement or in any Company policy or Company

EMPLOYMENT AGREEMENT
employment manual or practice, or, unless otherwise provided by Company policy or Company employment manual, (a) fails to comply with any employment or non-discrimination or similar law, regulation or policy, (b) abuses alcohol or uses illegal drugs, (other than as prescribed by Employee's physician), (c) refuses to submit to testing for alcohol or drugs, or (d) is convicted of any felony, or a misdemeanor involving allegations of moral turpitude or violent conduct, Company may immediately discharge Employee without liability for salary after the date of the discharge and without any other liability to Employee. If the Employee does not agree with the finding of the Company with respect to whether cause for termination exists, and therefore whether the Company is obligated to pay a severance benefit to Employee under this Agreement, the issue shall be settled by submitting the same to arbitration in accordance with the rules and procedures of the American Arbitration Association, Charlotte, North Carolina office, with each party bearing one-half of the expenses of such proceeding, except that each party shall bear its respective attorneys' fees and expenses. Such proceeding shall be limited to determining the issue of whether the Company is obligated to pay a severance benefit to Employee under this Agreement. Employee's remedy for discharge or termination of this Agreement shall be limited to pursuit of such arbitration proceeding. In the event that the Employee is subsequently acquitted of any criminal charges as may have been the basis of his discharge and termination under this Paragraph, such subsequent acquittal may be grounds in the arbitration proceeding for determining that cause for termination did not exist, and therefore that Employee is entitled to the payment of the severance benefit, but shall not entitle the Employee to reinstatement of his employment.

          In no event will Employee be entitled, upon resignation or discharge with or without cause, to payment for unused vacation, sick leave or similar benefits of any kind unless required by law or otherwise provided in a policy or employment manual adopted by the Board of Directors of Company, except for the severance benefit as provided in this Agreement.

     8. CONFIDENTIAL INFORMATION. Employee acknowledges and recognizes that Employee is, or will be, employed by Company in a confidential relationship and may receive and have access to the confidential non public business information, customer names, contracts and other customer data, business methods, techniques and trade secrets of Company not available to the public ("Confidential Information"). Confidential Information includes information made available to the public in violation of this Agreement. Employee may develop ideas, conceptions, inventions, processes, methods, products and improvements; and Employee may receive disclosures of ideas, conceptions, inventions, processes, methods, products and improvements made by other employees of Company ("Company

EMPLOYMENT AGREEMENT
PAGE 3

Inventions"). Employee may participate with Company in improving and developing Confidential Information and Company Inventions. Confidential Information and Company Inventions developed on behalf of Company are neither commonly known nor readily accessible to others and are used by Company in its business to obtain a competitive advantage over Company's competitors who do not know or use the Confidential Information or Company Inventions. Protection of the Confidential Information and Company Inventions against unauthorized disclosure and use is of critical importance to Company in maintaining its competitive position.
Employee agrees that Employee will not, at any time, during or after the Employment Period, make any independent use of, or disclose to any other person or organization, except as authorized by Company in writing, any Confidential Information or Company Inventions. Upon termination of the Employment Period for any reason, Employee shall promptly deliver to Company all drawings, manuals, letters, notes notebooks, reports, customer lists, customer data, mailing lists, and all other materials and records of any kinds, and all copies thereof, that may be in the possession of, or under the control of, Employee pertaining to Company's business including any that contain any Confidential Information or Company Inventions.

          Employee and Company recognize that irreparable injury may result to Company in the event of breach or threatened breach of this paragraph of this Agreement by Employee. If Employee commits a breach or threatens to commit a breach of any of the provisions of this paragraph, Company shall have the right and remedy, in addition to any others that may be available, at law or in equity, to have the provisions of this paragraph specifically enforced by any court having equity jurisdiction, together with an accounting therefor, Employee having specifically acknowledged that any such breach or threatened breach will cause irreparable injury to Company and that money damages will not provide an adequate remedy to Company.

     9. INVALIDITY. If any provision of this Employment Agreement is later construed to be unenforceable or invalid, the remaining provisions shall not be affected but shall continue in full effect. If any term of this Employment Agreement is found to be unenforceable or invalid by any court having jurisdiction, that court shall have the power to reduce or revise the term and the paragraph(s) shall then be fully enforceable.

     10. ASSIGNMENT. Employee acknowledges that Employee's services are unique and personal. Accordingly, Employee may not assign his rights or delegate his duties or obligations under this Agreement. The Employer's rights and obligations shall inure to the benefit of and shall be binding upon Employer's successor and assigns.

EMPLOYMENT AGREEMENT
PAGE 4

     11. PERSONNEL POLICIES. Company's personnel policies apply to all of Company's employees, including Employee, and describe additional terms and conditions of employment of Employee. Those terms and conditions, as they may be revised from time to time by Company, are incorporated by reference into this Employment Agreement. Company reserves the right to revise the personnel policies from time to time, as Company reasonably deems necessary. If any personnel policy provision conflicts with a provision of this Employment Agreement, the terms of this Employment Agreement shall govern.

     12. ALCOHOL AND DRUG TESTING. Employee agrees to comply with and submit to any Company program or policy for testing for alcohol abuse or use of drugs and, in the absence of such a program or policy, to submit to such testing as may be required by Company and administered in accordance with applicable law and regulations.

     13. MISCELLANEOUS. This Employment Agreement constitutes the entire understanding of the parties, may be modified only in writing, is governed by laws of New Mexico, and will bind and inure to the benefit of Employee and Employee's personal representative and Company and Company's successors and assigns. Any suit brought by the parties arising under this Agreement shall be brought in the United States District Court for the Eastern District of North Carolina, and the parties expressly acknowledge that such court shall have jurisdiction over the matter and parties, and that venue shall be proper in such court.

     DATED: August   19, 1996.


                         COMPANY:

                         SBS TECHNOLOGIES, INC.



                    BY:  /s/ C. J. Amenson
                         -----------------------------------

                    ITS: President
                         -----------------------------------


                         EMPLOYEE:



                         /s/ Charles D. Pugh
                         ------------------------------------
                         CHARLES D. PUGH

EMPLOYMENT AGREEMENT

                           SCHEDULE A
                               TO
                      EMPLOYMENT AGREEMENT



POSITION AND DUTIES: Vice-President for Marketing and Sales of Logical Design, Inc., with all of the duties, responsibilities and authorities normally associated with and attendant to such position.

LOCATION FROM WHERE DUTIES SHALL BE PERFORMED: Employee shall be physically located and shall perform his duties under this Agreement from a location which is within a radius of thirty miles from 6301 Chapel Hill Road, Raleigh, N.C. 27607.


EMPLOYMENT AGREEMENT

                           SCHEDULE B
                               TO
                      EMPLOYMENT AGREEMENT


COMPENSATION: $150,000 base salary, plus eligibility to participate in the SBS Management Incentive Plan ("MIP").

OTHER MATTERS: Employee and the Company will concurrently with the execution of this Agreement enter into an Employee Stock Option Agreement pursuant to the Company's 1992, 1995 and 1996 ISOP granting Employee the right to purchase 60,000 shares of the common stock of the Company.

EARNINGS PERFORMANCE VESTING: The options will vest and become exercisable as indicated below if the Pretax Earnings of Logical Design, Inc. ("Logical Design") are equal to or greater than the Pretax Earnings Hurdle amounts shown below for the respective completed fiscal year as indicated below. If such condition is met, the option for a respective fiscal year shall be exercisable beginning 45 days after the end of the respective year.


Option Shares  Fiscal Year Ended        Pretax Earnings Hurdle
- -------------  -----------------        ----------------------

20,000         6/30/97                  $510,000
20,000         6/30/98                  $645,000
20,000         6/30/99                  $858,000

For purposes of this Agreement, in determining vesting of the stock options, "Pretax Earnings" shall mean the net income of Logical Design, computed as historically computed by Logical Design Group, Inc. without deductions for income taxes, interest expense or corporate assessments of the Company.

If the Pretax Earnings Hurdle for either or both of the first two fiscal years are not met, the amount by which the Pretax Earnings is less than the Pretax Earnings Hurdle for a respective year shall be added to the Pretax Earnings Hurdle for the subsequent year for the purpose of computing a revised hurdle ("Revised Hurdle") for the unvested options from the prior fiscal year. The previous year(s) options shall vest if the Revised Hurdle is met. However, the Pretax Earnings Hurdle shall not be affected by the Revised Hurdle for the purpose of determining vesting for the current year's options.

EMPLOYMENT TERMINATION VESTING: In the event of termination of employment of the Employee by the Company without cause (as defined in Paragraph 7 of the Agreement) within the period of employment specified in Paragraph 1 of the Agreement, one half of the options which are unvested as of the date of termination shall vest as of the date of termination.

EMPLOYMENT AGREEMENT
PAGE 7

SEVEN YEAR VESTING: Any option not otherwise vested shall vest and become exercisable on the date seven years from its date of grant. This Option is intended to be non-compensatory in nature.

You are required to notify the Company of the following information within 30 days of any transaction involving the sale of exercised options: (1) date of sale, (2) number of Shares sold, (3) price at which Shares are sold.

The Employee's address for notice purposes is:

     Charles D. Pugh
     ---------------------------------------
     2928 Bally Bunion Way
     ---------------------------------------
     Raleigh, NC  27613
     ---------------------------------------

     ---------------------------------------

The Company will execute and deliver a separate Option Agreement concurrently with the execution of this Agreement. In the event of conflict between the terms of the Option Agreement and this Agreement, the Option Agreement shall control.

EMPLOYMENT AGREEMENT

                           EXHIBIT I-E

                     COVENANT NOT TO COMPETE

                     COVENANT NOT TO COMPETE

     James Kenneth Boyette ("Employee") and SBS Technologies, Inc., a New Mexico corporation ("SBS") agree as follows:

I.   RECITALS

     A. SBS and Employee are, simultaneously with the execution of this Covenant, entering into a purchase agreement ("Pooling Agreement") under which SBS's wholly owned subsidiary, Logical Design, Inc., a New Mexico corporation ("LD"), is merging with Logical Design Group, Inc., a North Carolina corporation ("LDG"), and will exchange all the outstanding stock of LDG for common stock of SBS, and an Employment Agreement providing for the employment of Employee by SBS in performing services for LD.

     B. SBS wishes to assure that Employee will refrain from competing with SBS in the areas of LDG's or LD's business, and Employee is willing to so refrain as provided in this Covenant.

II.  COVENANT

     A. Employee agrees that, during the term of the Covenant, Employee will not, without prior written consent of SBS, for Employee's own account or jointly with another, directly or indirectly, for or on behalf of any individual, partnership, corporation or other legal entity, as principal, agent or otherwise:

          1. Own, control, manage or otherwise participate in the ownership, control or management of a business involved within the Territory in the manufacture, servicing or sale of any IBM/Intel-based architecture for CPU boards for VME products which are in competition with or the same as or similar in operation, function or construction (should that construction be unique in the industry) to, those products now or previously offered for sale by LDG, currently under design by LDG or which will be designed by LD (together the "LDG and LD Products") during the term of this Covenant; or

          2. Solicit, call upon, or attempt to solicit any individual, partnership, corporation or entity for the purpose of providing to that individual, partnership, corporation or other entity products or services which are competitive with the LDG and LD Products.

     B. Employee may, without violation of the Covenant, own, directly or indirectly not more than two percent (2%) of any class of outstanding securities of a corporation or partnership (even if in competition with LDG and LD Products) if that class is regularly traded on a national securities exchange or in the over-the-counter market.

III. TERM

     The term of the Covenant will be the later of three years from the date of this Covenant or one year following termination of employment ("Term").

IV.  TERRITORY

     The territory covered by this Covenant is the world ("Territory").

V.   CONSIDERATION

     The consideration for the Covenant is fifty (50) of the Buyer Shares (as defined in the Pooling Agreement) exchanged in, and employment as provided in, the Pooling Agreement, and employment as provided in the Employment Agreement.

VI.  ACKNOWLEDGEMENT

     Employee recognizes the importance of the Covenant and acknowledges that, based on Employee's past experiences and expertise, and Employee's past development, exploitation and management of the LDG and LD Products, the close relationships Employee has with LDG customers and SBS's intent to utilize and exploit the LDG and LD Products and expand LD's customer base, the restrictions in this Covenant are reasonable as to terms, time and area, necessary for the protection of SBS's business and not unduly restrictive of Employee's rights as an individual.

VII. BREACH

     If Employee commits a breach or threatens to commit a breach of any of the provisions of this Covenant, SBS shall have the right and remedy, in addition to any others that may be available, at law or in equity, to have the provisions of this Covenant specifically enforced by any court having equity jurisdiction, together with an accounting therefor, Employee having specifically acknowledged that any such breach or threatened breach will cause irreparable injury to SBS and that money damages will not provide an adequate remedy to SBS.

VIII. INVALIDITY

     If any provision of the Covenant is later construed to be unenforceable or invalid, the remaining provisions shall not be affected but shall continue in full effect. If the Term or Territory are found to be unenforceable or invalid by any court having jurisdiction, that court shall have the power to reduce the Term or Territory of the Covenant and the Covenant as revised shall then be fully enforceable. The payment provided for in Section V

CONVENANT NOT TO COMPETE
shall be payable in full notwithstanding any such construction, finding or revision.

IX.  MISCELLANEOUS

     This Covenant binds and benefits the parties, their successors, assigns and transferees, is specifically enforceable, constitutes (together with the Pooling Agreement and the Employment Agreement) the entire agreement of the parties and supersedes all prior oral or written agreements and understandings, is governed by New Mexico law and may be modified only in writing. This Covenant may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together will constitute one and the same instrument. Captions and titles have been inserted in this Covenant for the benefit of the parties in referring to this Covenant, but will not be construed or interpreted as part of this Covenant. Any suits brought by the parties arising under this Covenant shall be brought in the United States District Court for the Eastern District of North Carolina, and the parties expressly acknowledge that such court shall have jurisdiction over the matter and parties, and that venue shall be proper in such court.

X.   NOTICES

     Any notice or other communication required under this Covenant or desired to be given by any of the parties to this Covenant to any other party shall be deemed to be duly given when personally delivered or when mailed by certified or registered mail, return receipt requested, postage prepaid, to the other party, addressed as follows:

          SBS:

               SBS Technologies, Inc.
               Attn: Christopher J. Amenson, President
               2400 Louisiana Blvd. NE
               AFC Building 5, Suite 600
               Albuquerque, New Mexico  87110

          Copy to:

               Alison K. Schuler, Esquire
               5700 Harper Drive, NE, Suite 430
               Albuquerque, New Mexico 87109



CONVENANT NOT TO COMPETE

          EMPLOYEE:

               James Kenneth Boyette
               6301 Chapel Hill Road
               Raleigh, North Carolina 27607

     Any party may change its address for notice by giving written notice of the change pursuant to this Section.

XI.  ANNOUNCEMENTS

     Employee, without the prior written consent of SBS, will not make any announcement, public or non-public, or issue any press release in respect of this Covenant.


     DATED: August   19, 1996

EMPLOYEE:                          SBS TECHNOLOGIES, INC.



/s/ James Kenneth Boyette           By: /s/ C J. Amenson
- -------------------------               -----------------------------
James Kenneth Boyette
                                    Its: President
                                        -----------------------------


CONVENANT NOT TO COMPETE

                     COVENANT NOT TO COMPETE


     Charles D. Pugh ("Employee") and SBS Technologies, Inc., a New Mexico corporation ("SBS") agree as follows:

I.   RECITALS

     A. SBS and Employee are, simultaneously with the execution of this Covenant, entering into a purchase agreement ("Pooling Agreement") under which SBS's wholly owned subsidiary, Logical Design, Inc., a New Mexico corporation ("LD"), is merging with Logical Design Group, Inc., a North Carolina corporation ("LDG"), and will exchange all the outstanding stock of LDG for common stock of SBS, and an Employment Agreement providing for the employment of Employee by SBS in performing services for LD.

     B. SBS wishes to assure that Employee will refrain from competing with SBS in the areas of LDG's or LD's business, and Employee is willing to so refrain as provided in this Covenant.

II.  COVENANT

     A. Employee agrees that, during the term of the Covenant, Employee will not, without prior written consent of SBS, for Employee's own account or jointly with another, directly or indirectly, for or on behalf of any individual, partnership, corporation or other legal entity, as principal, agent or otherwise:

          1. Own, control, manage or otherwise participate in the ownership, control or management of a business involved within the Territory in the manufacture, servicing or sale of any IBM/Intel-based architecture for CPU boards for VME products which are in competition with or the same as or similar in operation, function or construction (should that construction be unique in the industry) to, those products now or previously offered for sale by LDG, currently under design by LDG or which will be designed by LD (together the "LDG and LD Products") during the term of this Covenant; or

          2. Solicit, call upon, or attempt to solicit any individual, partnership, corporation or entity for the purpose of providing to that individual, partnership, corporation or other entity products or services which are competitive with the LDG and LD Products.

     B. Employee may, without violation of the Covenant, own, directly or indirectly not more than two percent (2%) of any class of outstanding securities of a corporation or partnership (even if in competition with LDG and LD Products) if that class is regularly traded on a national securities exchange or in the over-the-counter market.

III. TERM

     The term of the Covenant will be the later of three years from the date of this Covenant or one year following termination of employment ("Term").

IV.  TERRITORY

     The territory covered by this Covenant is the world ("Territory").

V.   CONSIDERATION

     The consideration for the Covenant is fifty (50) of the Buyer Shares (as defined in the Pooling Agreement) exchanged in, and employment as provided in, the Pooling Agreement, and employment as provided in the Employment Agreement.

VI.  ACKNOWLEDGEMENT

     Employee recognizes the importance of the Covenant and acknowledges that, based on Employee's past experiences and expertise, and Employee's past development, exploitation and management of the LDG and LD Products, the close relationships Employee has with LDG customers and SBS's intent to utilize and exploit the LDG and LD Products and expand LD's customer base, the restrictions in this Covenant are reasonable as to terms, time and area, necessary for the protection of SBS's business and not unduly restrictive of Employee's rights as an individual.

VII. BREACH

     If Employee commits a breach or threatens to commit a breach of any of the provisions of this Covenant, SBS shall have the right and remedy, in addition to any others that may be available, at law or in equity, to have the provisions of this Covenant specifically enforced by any court having equity jurisdiction, together with an accounting therefor, Employee having specifically acknowledged that any such breach or threatened breach will cause irreparable injury to SBS and that money damages will not provide an adequate remedy to SBS.

VIII. INVALIDITY

     If any provision of the Covenant is later construed to be unenforceable or invalid, the remaining provisions shall not be affected but shall continue in full effect. If the Term or Territory are found to be unenforceable or invalid by any court having jurisdiction, that court shall have the power to reduce the Term or Territory of the Covenant and the Covenant as revised shall then be fully enforceable. The payment provided for in Section V

CONVENANT NOT TO COMPETE
PAGE 2
shall be payable in full notwithstanding any such construction, finding or revision.

IX.  MISCELLANEOUS

     This Covenant binds and benefits the parties, their successors, assigns and transferees, is specifically enforceable, constitutes (together with the Pooling Agreement and the Employment Agreement) the entire agreement of the parties and supersedes all prior oral or written agreements and understandings, is governed by New Mexico law and may be modified only in writing. This Covenant may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together will constitute one and the same instrument. Captions and titles have been inserted in this Covenant for the benefit of the parties in referring to this Covenant, but will not be construed or interpreted as part of this Covenant. Any suits brought by the parties arising under this Covenant shall be brought in the United States District Court for the Eastern District of North Carolina, and the parties expressly acknowledge that such court shall have jurisdiction over the matter and parties, and that venue shall be proper in such court.

X.   NOTICES

     Any notice or other communication required under this Covenant or desired to be given by any of the parties to this Covenant to any other party shall be deemed to be duly given when personally delivered or when mailed by certified or registered mail, return receipt requested, postage prepaid, to the other party, addressed as follows:

          SBS:

               SBS Technologies, Inc.
               Attn: Christopher J. Amenson, President
               2400 Louisiana Blvd. NE
               AFC Building 5, Suite 600
               Albuquerque, New Mexico  87110

          Copy to:

               Alison K. Schuler, Esquire
               5700 Harper Drive, NE, Suite 430
               Albuquerque, New Mexico 87109

CONVENANT NOT TO COMPETE

          EMPLOYEE:

               Charles D. Pugh
               2928 Bally Bunion Way
               Raleigh, North Carolina 27613

     Any party may change its address for notice by giving written notice of the change pursuant to this Section.

XI.  ANNOUNCEMENTS

     Employee, without the prior written consent of SBS, will not make any announcement, public or non-public, or issue any press release in respect of this Covenant.


     DATED: August   19, 1996
                    ----

EMPLOYEE:                          SBS TECHNOLOGIES, INC.



/s/ Charles D. Pugh                By: /s/ C. J. Amenson
- -------------------------              ------------------
Charles D. Pugh                    Its: President
                                       ------------------

CONVENANT NOT TO COMPLETE
PAGE 4

                           EXHIBIT IV

        SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER

        SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER


SBS Technologies, Inc.
2400 Louisiana Boulevard NE
AFC Building 5, Suite 600
Albuquerque, New Mexico  87110

Ladies and Gentlemen:

     I (that term referring to both prospective purchasers if the purchase of the interest is being made with community funds) understand and agree as follows:

     1. RECEIPT OF INFORMATION. I acknowledge receipt of such information about SBS Technologies, Inc., ("Company") as I have requested ("Information"). I have read the Information, and have had the opportunity to ask questions of the management of the Company concerning the business of the Company, and have received answers from management, as I have deemed necessary.

     2. SALE OF STOCK. Subject to the terms and conditions of this Subscription Agreement and Representation Letter (the "Letter"), and pursuant to the provisions of the Pooling Agreement dated August 19, 1996 ("Pooling Agreement"), I will exchange my shares of Logical Design Group, Inc. for a total of 127,047 shares of the common stock of the Company ("Shares"). At closing, Company will deliver to me a properly executed Certificate representing the Shares. Company's obligation to close this transaction is conditioned upon my warranties and representations herein being true at Closing.

     3. WARRANTIES AND REPRESENTATIONS OF PURCHASER. I represent and warrant to Company that:

          A. I am aware that no United States federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation or endorsement, of the Shares and the Shares will not be registered under the Securities Act of 1933 (the "1933 Act"), the New Mexico Securities Act of 1986, the North Carolina Securities Act, or the securities laws of any other state.

          B. I understand that in order to ensure that the offer and sale of the Shares to me is exempt from registration under the 1933 Act by reason of Sections 4(2) or 3(b) of the 1933 Act and the securities laws of any other state, Company is required to have reasonable grounds to believe, and must actually believe, after making reasonable inquiry and before making any issuance, that I am purchasing the Shares for investment only. I, either alone or with my purchaser representative, am able to evaluate the risks involved in any investment in the Shares, and I have sufficient knowledge and experience in financial and business matters in general, and investments in particular, to be fully capable of evaluating the merits and risks of an investment by me in the Shares. I have been furnished, have read, and understand the Information. I have no questions concerning Company, the Shares or the business of Company which have not been answered and have obtained all the information concerning these matters which I desire. My financial condition is such that I have adequate means of providing for my current and possible personal contingencies and I am under no present or contemplated need to liquidate any portion of the Shares to satisfy any existing or contemplated undertaking, need or indebtedness; and I am able to bear the economic risk of any investment in the Shares, including the possible complete loss of the investment and possible inability to sell or transfer the Shares for an indefinite period of time.

          C. My (and my spouse's full names(s), date(s) of birth, tax identification number(s), and primary residence address are:


JAMES KENNETH BOYETTE                   7/22/52
- ---------------------------------       ----------------------------------
My Name                                 My Date of Birth


- ---------------------------------       ----------------------------------
My Spouse's Name                        Spouse's Date of Birth


###-##-####
- ---------------------------------       ----------------------------------
My Tax Identification\                  My Spouse's Tax Identification\
Social Security Number                  Social Security Number

4513 KAPLAN DRIVE
- ---------------------------------

RALEIGH, NC  27606
- ---------------------------------
My (Our) Residence Address

     If there is no name set forth for my Spouse, it means that I am not at present married, or no person has any community property interest in the assets I am using to make this investment.


          D.   My occupation is   PRESIDENT, LDG               ;
                                 -----------------------------
          E.   My business address is:

               6301 CHAPEL HILL ROAD
               --------------------------------
               RALEIGH, NC  27607
               --------------------------------

          F. I am acquiring the Shares for my own account for investment only and not with a view to, or for sale in connection with, the distribution or transfer thereof, and I am not participating directly or indirectly in a distribution or transfer of Shares, or in the underwriting of any such distribution or

SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER
transfer of the Shares, nor will I act in any way that would constitute me an
underwriter, within the meaning of the 1933 Act, of the Shares.   I understand
that in order for the Shares to be qualified for an exemption from registration, I must represent and warrant that I will not transfer or sell the Shares in the absence of registration under the 1933 Act or an exemption therefrom. I will, before any proposed sale, pledge, gift or other transfer, for value or otherwise, of any or all of the Shares or any interest or interests therein (a "Transfer"), give written notice to Company expressing my desire to effect the Transfer and describing the Transfer in detail, accompanied by an opinion of qualified counsel to the effect that the proposed Transfer will be exempt from the registration provisions under applicable federal and state securities laws and otherwise will be in compliance with such laws, and will not violate or jeopardize exemptions upon which the Company has relied in issuing the Shares to me. For purposes of this paragraph, "qualified counsel" shall mean an attorney licensed to practice law in one or more jurisdictions connected with the proposed Transfer, who devotes a significant portion of such attorney's practice to the area of federal and state securities law, and which attorney is rated "AV" by Martindale Hubbell Law Directory. I understand the Company will make, or will advise the transfer agent of the Shares to make, stop transfer notations on its records relating to the Shares and the certificate representing the Shares will have the following legend imprinted or typed on the face of the
Certificate:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities laws. No transfer or other disposition of the Securities can be made except in compliance with the restrictions contained in a Subscription Agreement and Representation Letter between the Corporation and the person(s) whose name(s) appear(s) on this certificate as registered holder, a copy of which is on file at the office of the Corporation."

          G.   I am checking the box or boxes below which describe me.

          :------: Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as

SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER
PAGE 3
          defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in
          Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

          :------:  Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

          :------: Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

          :------: The undersigned is a director or executive officer of Company.

          :------: The undersigned is a natural person whose individual net worth as of the date hereof (including the net worth of the undersigned's spouse if the undersigned is married) exceeds $1,000,000.

          :------: The undersigned is a natural person who had an individual income that exceeded $200,000 or joint income with his or her spouse in excess of $300,000 in each of the two most recent years and who reasonably expects that in the current year his or her or their income will reach the same level. For purposes of this document, the term "income" shall mean adjusted gross income reported or to be reported on a federal income tax return, increased by (i) any deductions for long term capital gains (under Section 1202 of the Internal Revenue Code (the "Code"), (II) any deductions for depletion (pursuant to Section 601 ET SEQ. of the Code), (III) any exclusions of interest (pursuant to Section 103 of the Code) and (IV) any losses of a partnership allocated to the undersigned as an individual limited partner (as reported in Schedule E of Form 1040).

SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER

          :------: Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in
          Section 230.506 (b)(2)(ii); and

          :------: Any entity in which all of the equity owners are accredited investors.

          :------: None of the boxes above accurately describes the undersigned.

          H. I am aware that I will not be able to dispose readily of the Shares in view of the fact that the Shares will not be registered under the 1933 Act and that Company has not, except pursuant to the terms of Paragraph IV of the Pooling Agreement, agreed with me to register the Shares for distribution pursuant to the 1933 Act, nor has Company agreed to comply with Regulation A or any other exemption under the 1933 Act, and that Company has not agreed to make publicly available such information as is required to enable me to make routine sales of the Shares under the provisions of Rule 144. I am aware that any sales under Rule 144 may not be made until (i) two years from the date of purchase and then only in amounts and in the manner permitted by Rule 144, or (ii) three years from the date of purchase without regard to the volume, manner and notice requirements of Rule 144, but in compliance with other requirements of Rule 144, assuming I am not an affiliate of the Company at that time. I understand that, in the absence of any available exemption, I may have to hold the Shares indefinitely unless and until the Shares are subsequently registered under the 1933 Act and applicable state securities laws.

          I. I am acquainted with the requirements of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations issued thereunder. I understand that, as a result of my acquisition of Shares, and in order to comply with Section 13(d) and the rules and regulations issued thereunder, I may be required to file a Schedule 13D and I agree to file if that Schedule is required.

          J.   The information contained in this Letter is true and correct.

          DATED:  August  19, 1996


                              PURCHASER:

                              /s/ James Kenneth Boyette
                              ------------------------------
                              JAMES KENNETH BOYETTE


SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER
PAGE 5

RECEIVED AND ACCEPTED BY:

SBS TECHNOLOGIES, INC.


By: /s/ C. J. Amenson
    ----------------------------

Its: President
    ----------------------------

DATED: August 19, 1996
     --------------------------


SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER
PAGE 6

        SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER


SBS Technologies, Inc.
2400 Louisiana Boulevard NE
AFC Building 5, Suite 600
Albuquerque, New Mexico  87110

Ladies and Gentlemen:

     I (that term referring to both prospective purchasers if the purchase of the interest is being made with community funds) understand and agree as follows:

     1. RECEIPT OF INFORMATION. I acknowledge receipt of such information about SBS Technologies, Inc., ("Company") as I have requested ("Information"). I have read the Information, and have had the opportunity to ask questions of the management of the Company concerning the business of the Company, and have received answers from management, as I have deemed necessary.

     2. SALE OF STOCK. Subject to the terms and conditions of this Subscription Agreement and Representation Letter (the "Letter"), and pursuant to the provisions of the Pooling Agreement dated August 19, 1996 ("Pooling Agreement"), I will exchange my shares of Logical Design Group, Inc. for a total of 72,953 shares of the common stock of the Company ("Shares"). At closing, Company will deliver to me a properly executed Certificate representing the Shares. Company's obligation to close this transaction is conditioned upon my warranties and representations herein being true at Closing.

     3. WARRANTIES AND REPRESENTATIONS OF PURCHASER. I represent and warrant to Company that:

          A. I am aware that no United States federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation or endorsement, of the Shares and the Shares will not be registered under the Securities Act of 1933 (the "1933 Act"), the New Mexico Securities Act of 1986, the North Carolina Securities Act, or the securities laws of any other state.

          B. I understand that in order to ensure that the offer and sale of the Shares to me is exempt from registration under the 1933 Act by reason of Sections 4(2) or 3(b) of the 1933 Act and the securities laws of any other state, Company is required to have reasonable grounds to believe, and must actually believe, after making reasonable inquiry and before making any issuance, that I am purchasing the Shares for investment only. I, either alone or with my purchaser representative, am able to evaluate the risks involved in any investment in the Shares, and I have sufficient knowledge and experience in financial and business matters in general, and investments in particular, to be fully capable of evaluating the merits and risks of an investment by me in the Shares. I have been furnished, have read, and understand the Information. I have no questions concerning Company, the Shares or the business of Company which have not been answered and have obtained all the information concerning these matters which I desire. My financial condition is such that I have adequate means of providing for my current and possible personal contingencies and I am under no present or contemplated need to liquidate any portion of the Shares to satisfy any existing or contemplated undertaking, need or indebtedness; and I am able to bear the economic risk of any investment in the Shares, including the possible complete loss of the investment and possible inability to sell or transfer the Shares for an indefinite period of time.

          C. My (and my spouse's full names(s), date(s) of birth, tax identification number(s), and primary residence address are:


Charles D. Pugh                              April 2, 1940
- ------------------------------               ----------------------------------
My Name                                      My Date of Birth

- ------------------------------               ----------------------------------
My Spouse's Name                             Spouse's Date of Birth

###-##-####
- ------------------------------               ----------------------------------
My Tax Identification\                       My Spouse's Tax Identification\
Social Security Number                       Social Security Number

2928 Bally Bunion Way
- -------------------------------
Raleigh, NC  27613
- -------------------------------
My (Our) Residence Address

     If there is no name set forth for my Spouse, it means that I am not at present married, or no person has any community property interest in the assets I am using to make this investment.


          D.   My occupation is VP, Director of Sales & Marketing;
                                 ---------------------------------
          E.   My business address is:

               Logical Design Group, Inc.
               --------------------------------
               6301 Chapel Hill Rd.
               --------------------------------
               Raleigh, NC  27607

          F. I am acquiring the Shares for my own account for investment only and not with a view to, or for sale in connection with, the distribution or transfer thereof, and I am not participating directly or indirectly in a distribution or transfer of Shares, or in the underwriting of any such distribution or

SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER
transfer of the Shares, nor will I act in any way that would constitute me an
underwriter, within the meaning of the 1933 Act, of the Shares.   I understand
that in order for the Shares to be qualified for an exemption from registration, I must represent and warrant that I will not transfer or sell the Shares in the absence of registration under the 1933 Act or an exemption therefrom. I will, before any proposed sale, pledge, gift or other transfer, for value or otherwise, of any or all of the Shares or any interest or interests therein (a "Transfer"), give written notice to Company expressing my desire to effect the Transfer and describing the Transfer in detail, accompanied by an opinion of qualified counsel to the effect that the proposed Transfer will be exempt from the registration provisions under applicable federal and state securities laws and otherwise will be in compliance with such laws, and will not violate or jeopardize exemptions upon which the Company has relied in issuing the Shares to me. For purposes of this paragraph, "qualified counsel" shall mean an attorney licensed to practice law in one or more jurisdictions connected with the proposed Transfer, who devotes a significant portion of such attorney's practice to the area of federal and state securities law, and which attorney is rated "AV" by Martindale Hubbell Law Directory. I understand the Company will make, or will advise the transfer agent of the Shares to make, stop transfer notations on its records relating to the Shares and the certificate representing the Shares will have the following legend imprinted or typed on the face of the
Certificate:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities laws. No transfer or other disposition of the Securities can be made except in compliance with the restrictions contained in a Subscription Agreement and Representation Letter between the Corporation and the person(s) whose name(s) appear(s) on this certificate as registered holder, a copy of which is on file at the office of the Corporation."

          G.   I am checking the box or boxes below which describe me.

          :------: Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as

SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in
          Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

          :------:  Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

          :------: Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

          :------: The undersigned is a director or executive officer of Company.

          :------: The undersigned is a natural person whose individual net worth as of the date hereof (including the net worth of the undersigned's spouse if the undersigned is married) exceeds $1,000,000.

          :------: The undersigned is a natural person who had an individual income that exceeded $200,000 or joint income with his or her spouse in excess of $300,000 in each of the two most recent years and who reasonably expects that in the current year his or her or their income will reach the same level. For purposes of this document, the term "income" shall mean adjusted gross income reported or to be reported on a federal income tax return, increased by (i) any deductions for long term capital gains (under Section 1202 of the Internal Revenue Code (the "Code"), (II) any deductions for depletion (pursuant to Section 601 ET SEQ. of the Code), (III) any exclusions of interest (pursuant to Section 103 of the Code) and (IV) any losses of a partnership allocated to the undersigned as an individual limited partner (as reported in Schedule E of Form 1040).


SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER

          :------: Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in
          Section 230.506 (b)(2)(ii); and

          :------: Any entity in which all of the equity owners are accredited investors.

          :------: None of the boxes above accurately describes the undersigned.

          H. I am aware that I will not be able to dispose readily of the Shares in view of the fact that the Shares will not be registered under the 1933 Act and that Company has not, except pursuant to the terms of Paragraph IV of the Pooling Agreement, agreed with me to register the Shares for distribution pursuant to the 1933 Act, nor has Company agreed to comply with Regulation A or any other exemption under the 1933 Act, and that Company has not agreed to make publicly available such information as is required to enable me to make routine sales of the Shares under the provisions of Rule 144. I am aware that any sales under Rule 144 may not be made until (i) two years from the date of purchase and then only in amounts and in the manner permitted by Rule 144, or (ii) three years from the date of purchase without regard to the volume, manner and notice requirements of Rule 144, but in compliance with other requirements of Rule 144, assuming I am not an affiliate of the Company at that time. I understand that, in the absence of any available exemption, I may have to hold the Shares indefinitely unless and until the Shares are subsequently registered under the 1933 Act and applicable state securities laws.

          I. I am acquainted with the requirements of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations issued thereunder. I understand that, as a result of my acquisition of Shares, and in order to comply with Section 13(d) and the rules and regulations issued thereunder, I may be required to file a Schedule 13D and I agree to file if that Schedule is required.

          J.   The information contained in this Letter is true and correct.

          DATED:  August   19, 1996


                              PURCHASER:

                              /s Charles D. Pugh
                              ---------------------------------
                              CHARLES D. PUGH


SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER

RECEIVED AND ACCEPTED BY:

SBS TECHNOLOGIES, INC.


By:  /s/ C. J. Amenson
     ----------------------------
Its: President
     ----------------------------
DATED: August 19, 1996
       --------------------------


SUBSCRIPTION AGREEMENT AND REPRESENTATION LETTER

                                   EXHIBIT V

                               DISCLOSURE SCHEDULE

                        POOLING AGREEMENT
                            EXHIBIT V

                       DISCLOSURE SCHEDULE

1.   Logical has an agreement with Grass Valley Group, Inc, which includes a two
     (2) year warranty against defects, workmanship and materials, after which Logical will continue to support repairs and upgrades at a variable fee. Grass Valley Group, Inc., also known as Tektronix Grass Valley Group, is expected to be adeclining source of revenues for Logical. Additionally, Grass Valley Group has spun off Editware, Inc., the principals of which were the key technical contacts for Logical at Grass Valley Group.

2. Logical provides the following standard product warranties, unless otherwise expressed provided in an individual contract:

     (i) VMBbus products come with a "return to factory" warranty which covers defects in materials and workmanship for period of two (2) years from FROM THE DATE of product shipment to the customer, provided the product is unmodified and has been subject to normal and proper use. This warranty applies to all standard board level products which do not incorporate disk drives. Products which incorporate hard or floppy disk drives are also warrantied for two (2) years with the exception of disk drives themselves. Disk drives will be warrantied for a period of ninety (90) days, as is the normal period for electromechanical components. Logical makes no warranty or representation, express or implied, with respect to software, its performance, quality, or fitness for a particular purpose. This does not include the media on which the software is distributed which includes a warranty covering defects in materials and workmanship for a period of ninety (90) days.

3. Logical has a contract with DY4 Systems, a Canadial company, to assist in product development. Logical has devoted a large portion of engineering resources to this contract. However, no marketing agreement for the product exists with DY4.

4. Logical has a contract with GE Fanuc which is terminable by Fanuc upon change of Logical's ownership. Logical expects delining revenues from this customer.

5.     Logical currently has an agreement for manufacturing and supplying two
       (2) products to GE Industrial Systems.

6. Logical has a contract to supply products to Hughes Training. Logical has not currently completed production of the products due for the August 15 or subsequent delivery dates.

7. Logical has received a subpoena for technical and marketing documentation with respect to a patent infringement lawsuit brought against VMIC by XYCOM, Inc. Although no similar patent infringement claim has been made by XYCOM against Logical, Logical anticipates having to defend a similar suite if XYCOM is successful against VMIC.

8. LDG has issued a purchase order for a Tektronix DSO for use in the engineering lab at a cost of approximately $20,000. Logical has also issued multiple purchase orders for various manufacturing equipment, furniture and fixtures ncecessary for increased manufacturing volumes with a total amount of approximately $26,000. Logical has also recently leased a Fadal machining center with a purchase price of approximately $59,958.43.

9. Logical is currently expanding its operation and has committed approximately $15,000 for outside contractor services to be performed within the next thirty (30) days.

10. A former employee, Helen M. Webster, voluntarily resigned her employment as buyer to pursue another career. She has been employed since December 1992 and her employment ended July 31, 1996.

11. Since March 31, 1996 here have been a number of employee annual reviews and pay increases authorized.

12. Ken Boyette was paid a bonus as officer of the corporation in May. The bonus was originally planned for payment prior to March 31, 1996.

13. There are expected to be fees for professional services rendered by attorneys and accountants to Logical related to planning, negotiations and closing of the merger with SBS.

14. There is judgment on record in the Wake County Clerk of Superior Court's office against Logical in favor of Cameron McPhee. It is Logical's understanding that the total amount due under the judgment was paid by Logical to the attorney for McPhee several years ago.

15. The contracts listed on the attached Schedule V-I are not terminable at will.

16. The loans and leases described on the attached Outstanding Loan and Lease Summary are not terminable at will and may be in default as a result of the transaction contemplated by this Agreement. Each of the loan and lease obligations describes certain assets which are either encumbered by the respective obligation or the title to which the assets described therein does not pass Logical except upon final payment.

17. Logical has entered into a lease dated AUGUST 1, 1986 with TEAL PROPERTIES, A NORTH CAROLINA GENERAL PARTNERSHIP with respect to the location of the principal office and manufacturing operation. This lease may be terminable by the Landlord as a result of the transaction contemplated by this Agreement.

18.    The following liens are encumbrances on the assets of Logical;

       (i) UCC No. 96-02745 in favor of South Trust Bank of North Carolina and recorded in the Wake County Register of Deeds' Office;

       (ii) UCC No. 96-00423 in favor of BB&T Leasing Corporation and recorded in the Wake County Register of Deeds' Office;

       (iii) UCC No. 94-00229 in favor of Southern National Leasing Corp. and recorded in the Wake County Register of Deeds' Office.

       (iv) UCC No. 93-15901 in favor of Textron Financial Corp. and recorded in the Wake County Register of Deeds' Office.

       (v) UCC No. 93-13320 in favor of Southern National Bank and recorded in the Wake County Register of Deeds' Office.

       (vi) UCC No. 106-1019 in favor of Textron Financial Corp and recorded in the N.C. Secretary of State's Office.

       (vii) UCC No. 102-6563 in favor of Southern National Bank and recorded in the N.C. Secretary of State's Office.

       (viii) UCC No. 106-7665 in favor of Southern National Leasing Corp. and recorded in the N.C. Secretary of State's Office.

       (ix) UCC No. 133-1846 in favor of SouthTrust Bank of North Carolina and recorded in the N.C. Secretary of State's Office.

                           EXHIBIT V-E

                      CLOSING BALANCE SHEET

                   LOGICAL DESIGN GROUP, INC.

STATEMENTS OF ASSETS, LIABILITIES, AND EQUITY - INCOME TAX BASIS

                             ASSETS


                                                              March 31,
                                                      -------------------------
                                                         1996           1995
                                                      ----------     ----------
CURRENT ASSETS
    Cash                                              $   79,969     $   25,507
    Note receivable-shareholder                           25,000         50,000
    Accounts receivable
     Trade                                               410,603        227,742
     Employees                                             1,878          1,200
     Shareholder                                           6,700          6,700
    Inventories
     Finished goods                                      135,804        126,078
     Work in process                                     173,318        208,564
     Raw materials and supplies                          544,735        629,103
    Prepaid expenses                                       6,029          6,644
                                                      ----------     ----------

      Total Current Assets                             1,384,036      1,281,538
                                                      ----------     ----------

PROPERTY AND EQUIPMENT
    Equipment                                            469,850        450,078
    Vehicles                                              11,933         11,933
    Furniture and fixtures                                99,166         96,789
    Leasehold improvements                                44,856          2,044
    Equipment under capital leases                        81,918         64,679
                                                      ----------     ----------
                                                         707,723        625,523
    Less accumulated depreciation                        526,824        469,905
                                                      ----------     ----------

     Total Property and Equipment                        180,899        155,618
                                                      ----------     ----------

OTHER ASSETS
    Computer software (net of accumulated
      amortization of $66,928 for 1996, and
      $53,292 for 1995)                                   26,708         30,323
                                                      ----------     ----------

        Total Assets                                  $1,591,643     $1,467,479
                                                      ----------     ----------
                                                      ----------     ----------

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                               March 31,
                                                      -------------------------
                                                         1996          1995
                                                      ----------     ----------
CURRENT LIABILITIES
    Notes payable                                     $   98,550     $  244,800
    Current portion of long-term debt                     84,433         92,825
    Current portion of lease obligations                  17,457         12,923
    Accounts payable trade                               255,671        214,290
    Accrued expenses
     Salaries                                             22,046         24,098
     Commissions                                          11,254          6,448
     Payroll taxes                                         1,177          6,144
    401(k) plan contribution                               4,122          2,955
    Profit sharing plan contribution                      32,253         26,200
    Income taxes payable                                  10,081         14,360
                                                      ----------     ----------

         Total Current Liabilities                       537,044        645,043
                                                      ----------     ----------

LONG-TERM DEBT AND CAPITAL LEASES
    Notes payable                                        245,552        112,247
    Lease obligations                                     37,664         38,715
                                                      ----------     ----------

         Total Long-Term Debt and Capital Leases         283,216        150,962
                                                      ----------     ----------
         Total Liabilities                               820,260        796,005
                                                      ----------     ----------

STOCKHOLDERS' EQUITY
    Common stock-$1.00 par; 100,000 shares
      authorized; 20,000 shares issued and
      outstanding                                         20,000         20,000
    Paid in capital                                       48,000         48,000
    Retained earnings                                    703,383        603,474
                                                      ----------     ----------

         Total Stockholders' Equity                      771,383        671,474
                                                      ----------     ----------

         Total Liabilities and Stockholder's Equity   $1,591,643     $1,467,479
                                                      ----------     ----------
                                                      ----------     ----------


                 See accompanying notes and accountants' report.

                           LOGICAL DESIGN GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                             March 31, 1996 and 1995

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF ACCOUNTING

    The accompanying financial statements have been prepared on the basis of accounting used for income tax reporting; consequently, depreciation expense on property and equipment is computed under the modified accelerated cost recovery system in accordance with allowable federal income tax accounting treatment. Such depreciation expense would, under generally accepted accounting principles, be computer over the useful lives of the assets using either accelerated accounting principles, be computed over the useful lives of the assets using either accelerated or straight line methods. Also, the Corporation's policy of preparing its financial statements of the income tax basis of accounting results in its not having to account for deferred taxes on accrued officer's salaries which cannot be deducted until paid for tax purposes.

    BUSINESS ACTIVITY

    Logical Design Group, Inc. is a high tech manufacturing company that designs, manufactures and sells a line of computer board level products. The Corporation also develops some computer software to sell separately or with computer hardware. The Corporation grants credit to customers located throughout the United States including one major customer located in California. Sales to this major customer were approximately 17 and 23 percent of total sales in the years ended March 31, 1996 and 1995, respectively.

    INVENTORY VALUATION

    Inventories are valued at cost, with cost being determined on a first-in, first-out basis. Inventory costs include all direct material and labor costs and those indirect costs related to production, such as indirect labor, rent and depreciation and insurance.

    PROPERTY AND EQUIPMENT

    Property and equipment are originally recorded at acquisition cost. Depreciation expense is computed using the modified accelerated cost recovery system for both book and income taxes. Repairs, maintenance and minor replacements are expensed as incurred.

    COMPUTER SOFTWARE

    Computer software is originally recorded at cost and is amortized by the straight-line method over three years for the years ended March 31, 1996 and 1995, and over five years in the preceding years.

                           LOGICAL DESIGN GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                             March 31, 1996 and 1995


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(Continued)

    TAX CREDITS

    Tax credits arising from research and development expenses are accounted for by the flowthrough method as a reduction of current federal income taxes as the credits become available.

NOTE RECEIVABLE

    An unsecured non-interest bearing note in the amount of $25,000 is receivable from an officer of the Corporation. Foregone interest has been included in the financial statements as interest income to the Corporation. The Corporation was deemed to have issued a dividend of $3,290 and $2,080 in the years ended March 31, 1996 and 1995, respectively, to the shareholder who was deemed to have paid imputed interest of the same amounts on the note.

SHORT-TERM NOTE PAYABLE

    BANK                                                   1996         1995
                                                       ----------     ----------
    Line of credit with a maximum borrowing limit
    of $250,000 for 1996 and $300,000 for 1995,
    due on demand, bearing interest at prime
    plus .75%, secured by all company assets.         $   98,550     $  244,800
                                                      ----------     ----------
                                                      ----------     ----------

LONG-TERM DEBT

    Note payable monthly at $554.83, including
    interest at 6.9%, secured by a
    copier.                                           $   7,443      $  12,886

    Note payable monthly at $1,507.01, including
    interest at 8%, secured by equipment                   7,542         23,019

    Note payable monthly at $5,833.33, plus
    interest at prime plus .875%, secured by all
    company assets plus assignment of an
    officer's life insurance policy.                     315,000        169,167
                                                      ----------     ----------
                                                         329,985        205,072
    Less current maturities                               84,433         92,825
                                                      ----------     ----------

          Total Long-Term Debt                        $  245,552     $  112,247
                                                      ----------     ----------
                                                      ----------     ----------

                           LOGICAL DESIGN GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                             March 31, 1996 and 1995

LONG-TERM DEBT (continued)

    Future principal maturities of long-term debt are as follows:

    Year Ended March 31,                                                 Amount

          1997                                                       $   84,433
          1998                                                           70,552
          1999                                                           70,000
          2000                                                          105,000
                                                                     ----------
                                                                     $  329,985
                                                                     ----------
                                                                     ----------


CAPITAL LEASE OBLIGATIONS

    The Corporation leases certain equipment with lease terms through May, 2000. Obligations under capital leases have been recorded in the accompanying financial statements at the present value of future minimum lease payments. The capitalized cost of $81,918 less accumulated depreciation of $41,915 is included in property and equipment. Depreciation expense for the equipment for the years ended March 31, 1996 and 1995 was $16,667 and $15,775, respectively.

    The future minimum lease payments under the capital leases and the net present value of the future minimum lease payments are as follows for the years ended March 31,

          1997                                                       $   23,581
          1998                                                           21,515
          1999                                                           13,487
          2000                                                            8,670
          2001                                                              698
                                                                     ----------

    Total future minimum lease payments                                  67,951

    Less amount representing interest                                    12,830
                                                                     ----------

    Present value of future minimum lease
      payments                                                       $   55,121
                                                                     ----------
                                                                     ----------

                           LOGICAL DESIGN GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                             March 31, 1996 and 1995

OPERATING LEASE

    The Corporation leases facilities in Raleigh, North Carolina under a non-cancelable operating lease expiring June 30, 1998. Future minimum rental payments as of March 31, 1996 are as follows:

          Year Ended March 31,                                           Amount

             1997                                                    $  100,546
             1998                                                       100,546
             1999                                                        50,273
                                                                      ---------

          Total future minimum rental payments                        $ 251,365
                                                                      ---------
                                                                      ---------

    The rent expense for years ended March 31, 1996 and 1995 is $88,940 and $71,695, respectively.

RELATED PARTY TRANSACTIONS

    The president of the Corporation receives loan guarantee fees from the Corporation for the guarantee of corporate debt to banks. The amounts paid to the president were $8,740 and $9,837 for years ended March 31, 1996 and 1995, respectively.

PROFIT SHARING PLANS

    All full-time employees who meet certain age and length of service requirements are eligible to participate in the Corporation's 401(k) Profit Sharing Retirement Plan. The Plan provides for employees to make contributions through a salary reduction program. The Corporation makes matching contributions equal to 50 percent of the participant's salary reduction which does not exceed 5% of the participant's compensation. Matching contributions charged to operations were $15,047 and $14,123 for the years ended March 31, 1996 and 1995, respectively.

    Effective April 1, 1994, the Corporation established an additional profit sharing plan. All full-time employees who meet certain age and length of service requirements are eligible to participate. A discretionary amount may be contributed as determined each year by the Corporation. The contribution charged to operations for the year ended March 31, 1996 and 1995, were $32,253 and $26,200, respectively.

                           LOGICAL DESIGN GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                             MARCH 31, 1996 AND 1995


CORPORATE INCOME TAXES

    The provision for income taxes is comprised of the following:

                                                          1996             1995
                                                       ---------        --------

          Federal income taxes                         $  35,473         $21,040
          Lease research tax credit                       14,589           7,182
                                                       ---------         -------
                                                          20,884          13,858
          State income taxes                              11,249           8,190
                                                       ---------         -------
               Total Income Taxes                      $  32,133         $22,048
                                                       ---------         -------
                                                       ---------         -------
    At March 31, 1996, the Corporation has research tax credit carryforwards of $31,151 expiring in years 2009 through 2011 available to offset future tax.

SUPPLEMENTARY DISCLOSURES OF CASH FLOW INFORMATION

Noncash Investing and Financing Transactions:

    The Corporation was deemed to have paid a dividend at March 31, 1996 and 1995 of $3,290 and $2,080, respectively, to a shareholder who was deemed to have paid imputed interest of the same amount on his non-interest bearing note to the Corporation.

    Capital lease obligations of $17,239 and $17,316 were incurred in years ended March 31, 1996 and 1995, respectively, for equipment leases.

    Equipment with a cost of $19,076 was purchased in the year ended March 31, 1995. The Corporation paid cash of $1,080 and financed the balance of $17,996.

Cash paid during the year for:

                                                           1996          1995
                                                         -------        -------
          Interest                                       $43,669        $43,968
                                                         -------        -------
                                                         -------        -------

          Income taxes                                   $36,412         $5,766
                                                         -------        -------
                                                         -------        -------

                                   EXHIBIT V-I

                                    CONTRACTS

                                 POOLING EXHIBIT
                                   EXHIBIT V-I

                                    CONTRACTS

1.    Purchase Order between Tektronik and Logical Design Group, Inc., dated
      5/10/96;
2.    Purchase Order between Tektronik and Logical Design Group, Inc., dated
      6/24/96;
3.    Purchase Order between Tektronik and Logical Design Group, Inc., dated
      7/29/96;
4.    Purchase Order between Tektronik and Logical Design Group, Inc., dated
      7/29/96;
5.    Purchase Order between Tektronik and Logical Design Group, Inc., dated
      8/12/96;
6.    Purchase Order between Tektronik and Logical Design Group, Inc., dated
      9/30/96;
7. Purchase Order between and klockner Bartelt and Logical Design Group, Inc., dated 6-11-96;
8. Sales Order No. S0000144 by and between Hughes Training, Inc. and Logical Design Group, dated 7-8-96;
9. Purchase Order No. CS-01A by and between Hughes Training, Inc. and Logical Design Group, undated;
10. Certificate of Compliance: Cost Accounting Standards Rules and Regulations by and between Hughes Training, Inc. and Logical Design Group, Inc., dated May 22, 1996;
11. Sales Order No 7350 by and between Petri Ruokonen and Logical Design Group, dated 7-23-96;
12. Sales Order No. X4456C by and between Northrup Grumman Norden Systems and Logical Design Group, Inc., dated 7-23-96.
13. Sales Order No. IS0172930 by and between GE Drive Systems and Logical Design Group, Inc., undated.
14. Sales Order No. 30101.629.7175 by and between Micro Process and Logical Design Group, Inc., dated 7-17-96.
15. Sales Order No. A6CJ-EA5030 by and between Rockwell and Logical Design Group, Inc., dated 7-17-96.
16. Sales Order No. EP0005262 by and between GE Drive Systems and Logical Design Group, Inc., dated 7-15-96.
17. Sales Order No. 2309 by and between Chandler/May, Inc. and Logical Design Group, Inc., dated 7-16-96.
18. Sales Order No. 007922 by and between Currency Systems, International and Logical Design Group, Inc., dated 7-11-96.
19. Sales Order No. 052661 by and between Geco Prakla and Logical Design Group, Inc., dated 7-09-96.
20. Sales Order No. 5010.09-03 by and between Practical Imagineering, Inc. and Logical Design Group, Inc., dated 7-09-96.
21. Sales Order No. 5510 by and between McClean Anderson and Logical Design Group, Inc., dated 7-9-96.
22. Sales Order No. 1736-1-PV10 by and between and Logical Design Group, Inc., dated 7-9-96.

23. Sales Order No. N00164-96-M4051 by and between NAVSURFWARCENDIV and Logical Design Group, Inc., dated 6-27-96.
24. Sales Order No. N61339-96-M-1088 by and between KC-130 COMS COR and Logical Design Group, Inc., dated 6-27/96.
25. Sales Order No. BK1415005 by and between GE Drive Systems Operation and Logical Design Group, Inc., dated 6-27-96.
26. Sales Order No. 1/96-LDG by and between Computer Systems Trade Ltd. and Logical Design Group, Inc., dated 6-19-96.
27. Sales Order No. BK1415003 by and between GE Drive Systems and Logical Design Group, Inc., dated 6-12-97.
28. Sales Order No. 6077 by and between Acromatics, Inc. and Logical Design Group, Inc., dated 5-8-96.
29. Sales Order No. 1S016557 by and between GE Drive Systems Operation and Logical Design Group, Inc., dated 4-24-96.
30. Sales Order No. CMC 31601 by and between AVX Corporation and Logical Design Group, Inc., dated 4-15-96.
31. Agreement by and between GE Fanuc Automation North America, Inc. and Logical Design Group, Inc., dated 6-14-94.
32. Certificate of Insurance by and between Durfey-Hoover-Bowden and Logical Design Group, Inc., dated 6-28-94.
33. Agreement by and between Logical Design Group, Inc., and GE Fanuc Automation of North America, Inc., dated 3-28-95.
34. Supplier Certificates and Representations by and between Honeywell Defense Avionics Systems and Logical Design Group, Inc., dated 7-23-96.
35. Non-Disclosure Agreement by and between Logical Design Group, Inc. and DY4 Systems, Inc., undated.
36. Agreement by and between Logical Design Group, Inc. and DY4 Systems, Inc., dated 1-29-96.
37. Escrow Agreement by and between Logical Design Group, Inc. and Interstate Electronics, dated 5-12-95.
38. Confidential Information Transmittal Records by and between Intel Corporation and Logical Design Group, Inc., dated 4-28-96.
39.   Sales Representative Agreements:

                 Date                   Name of Representative
                 ------                 ---------------------------
                 2/15/93                Bear Resources
                 4/1/96                 CMI & Associates, Inc.
                 4/1/96                 DB Electronics
                 11/1/92                DYNA Marketing Corporation
                 11/1/92                J&L Computer Sales, LLC
                 11/15/92               LA Sales, Inc.
                 11/15/94               Micrographics, Inc.
                 2/20/96                WEZA Projekt Technik GMBH

                                  EXHIBIT VI-C

                   VIOLATION OF BUYER'S CORPORATE INSTRUMENTS
                              AND OTHER AGREEMENTS

                                      None

                                  EXHIBIT VII-D

                           SELLERS' ATTORNEY'S OPINION

                                   [LETTERHEAD]

                                 August 19, 1996


SBS Technologies, Inc.
2400 Louisiana Boulevard, N.E.
AFC Building #5, Suite 600
Albuquerque, New Mexico  87110

Re:  Logical Design Group, Inc.
     Our File No.  14005.003

Ladies and Gentlemen:

      We have acted as counsel to Logical Design Group, Inc., a North Carolina corporation ("LDG"), in connection with the merger of LDG into Logical Design, Inc., a New Mexico corporation ("LD") pursuant to a Pooling Agreement by and among LDG, J. Kenneth Boyette, ("Boyette"), Charles D. Pugh ("Purgh"), SBS Technologies, Inc.,. a New Mexico corporation ("SBS") and LD. We are rendering this opinion pursuant to Section VII-F of the Pooling Agreement.

      In connection with this opinion, we have reviewed and relied on originals or copies (certified or otherwise identified to our satisfaction) of the Articles of Incorporation and Bylaws (as amended to date) of LDG, the Pooling Agreement, and certificates of the directors, officers and shareholders of LDG with respect to the matters herein. We have also reviewed and relied upon such certificates of public officials and other instruments, documents and agreements as we have deemed necessary or appropriate to enable us to render the opinion set forth below. Where we render an opinion "to the best of our knowledge", such opinions are limited to the express knowledge of attorneys who are members of our firm who have given substantive attention to the transaction contemplated by the Pooling Agreement, without a diligent review of other files of the firm or inquiry to other lawyers within the firm, and without any investigation made for the purposes of giving such opinions or statements.

      In giving the opinions expressed herein and making our investigations in connection herewith, we have assumed (a) the due authorization, execution and delivery by the parties

SBS Technologies, Inc.
August 19, 1996
Page 2



thereto other than LDG, Boyette and Pugh of the Pooling Agreement and the other documents examined by us, (b) the genuineness of all signatures of all individuals other than the signatures of Pugh and Boyette, (c) the personal legal capacity of all individual signatories, (d) the authenticity of all documents presented to us as originals, (e) the conformity to the originals of all documents presented to us as copies, and (f) the integrity and completeness of the corporate minute books and stock records of LDG presented to us for examination.

      Based upon and subject to the foregoing and the further limitations and qualifications hereinafter expressed, it is our opinion that:

      1. LDG is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. LDG has the corporate power and authority to carry on its business as now conducted and to enter into the merger contemplated by the Pooling Agreement.

      2. The authorized capital stock of LDG consists of 100,000 shares of common stock, $1.00 par value, of which 20,000 shares are issued and outstanding, fully paid and non-assessable. To the best of our knowledge, there are no outstanding options, warrants or rights including preemptive rights, or rights arising by statute or as a matter of law to acquire capital stock of LDG other than as described in the Corporate Employment Agreement between LDG and Pugh dated as of June 26, 1992.

      3. To the best of our knowledge, there exists no voting trust, agreements or understandings to which LDG, Pugh or Boyette is a party with respect to the voting of the capital stock of LDG.

      4. The execution and delivery of the Pooling Agreement and the Articles of Merger referenced in the Pooling Agreement have been duly authorized by all necessary corporate action on the part of LDG.
            LDG has the corporate power to execute and deliver the Pooling Agreement, to perform its obligations thereunder, to consummate the transactions contemplated by the Pooling Agreement and to comply with the terms, conditions and provisions of the Pooling Agreement.

      5. Boyette and Pugh have each executed and delivered an employment agreement and a covenant not to compete as required by Section IX of the Pooling Agreement.

      6. To the best of our knowledge, except as described in Exhibit V of the Pooling Agreement, there is not action, suit or proceeding at law or in equity, or by or

SBS Technologies, Inc.
August 19, 1996
Page 3

            before any governmental instrumentality or agency or arbitral body now pending, or overtly threatened against LDG, Pugh or Boyette.

      7. The Pooling Agreement has been duly executed and delivered by LDG, Pugh and Boyette.

      8. The execution and delivery of the Pooling Agreement by LDG and the performance by LDG of its obligations thereunder does not violate or constitute a breach or default under the Articles of Incorporation or Bylaws of LDG.

            Notwithstanding any other provisions of this opinion letter, the opinions hereinabove expressed are subject to the following qualifications and limitations:

            a. No opinion is given, either expressed or implied as to any document, agreement, instrument or certificate delivered or to be delivered in connection with the transaction contemplated by the Pooling Agreement except as expressly qualified and limited herein.

            b. We are members of the Bar of the State of North Carolina, and we express no opinion with respect to the laws of any other state or jurisdiction.

      The opinion set forth herein is solely for the benefit of the addressee hereof in connection with the transaction provided for in the Pooling Agreement. Without our prior written consent, this opinion may not be quoted in whole or in part or otherwise referred to or reproduced in any manner and may not be used or relied upon in any manner by, or furnished to, any persons or entity, other than the addressee. This opinion is based on the information available to us as of this date, and we have no obligation to update or supplement the opinion set forth herein for any reason whatsoever.

                                  Very truly yours,

                                  /s/ Maupin Taylor Ellis & Adams, P.A.

                                 EXHIBIT VIII-D

                           BUYER'S ATTORNEY'S OPINION

                                 August 19, 1996




Mr. James Kenneth Boyette
4513 Kaplan Drive
Raleigh, NC  27606

Mr. Charles D. Pugh
2928 Bally Bunion Way
Raleigh, NC  27613

Logical Design Group, Inc.
6301 Chapel Hill Road
Raleigh, North Carolina  27607

Gentlemen:

      We have acted as counsel to SBS Technologies, Inc., a New Mexico corporation ("SBS") in connection with the merger of Logical Design Group, Inc., a North Carolina corporation ("LDG") into Logical Design, Inc., a New Mexico corporation and wholly owned subsidiary of SBS ("LD"), pursuant to a Pooling Agreement among LDG, James Kenneth Boyette ("Boyette"), Charles Pugh ("Pugh"), SBS and LD, and the other transactions contemplated in the Pooling Agreement (together the "Transactions"). We are rendering this opinion to each of Boyette and Pugh individually, and to LDG, pursuant to Section VIII-D of the Pooling Agreement. Except as otherwise defined in this opinion, capitalized terms used but not defined have the same meanings given to them in the Pooling Agreement.

      In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Pooling Agreement by the various parties, and original or copies certified to our satisfaction, of those records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us", or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for SBS, (ii) receipt of a certificate executed by an officer of SBS covering those matters, and (iii) such other investigation, if any, that we specifically set forth in this opinion.

Opinion Letter
Mr. James Kenneth Boyette
Mr. Charles D. Pugh
Logical Design Group, Inc.
Page 2

      In rendering this opinion, we have assumed: the genuineness and authority of all signatures, other than officers of SBS and LD, on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents by parties other than SBS and LD, where authorization, execution and delivery are prerequisites to the effectiveness of those documents. We have also assumed: that the Pooling Agreement is a binding obligation upon you; and that you have filed any required income tax returns and have paid any required income taxes.

      Our opinion is expressed only with respect to the United States federal laws and the laws of the State of New Mexico. We express no opinion as to whether the laws of any particular jurisdiction other than those identified above are applicable to this opinion. This opinion is subject to, and we render no opinion as to, the limitation and expectations applicable to the enforceability of contracts and obligations generally, including, without limitation, the following: (a) the effect of the laws of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyances or other similar laws now or hereinafter in effect generally relating to or affecting the rights and remedies of creditors, (b) the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and (c) the availability of specific performance, injunctive relief and other equitable remedies.

      With regard to our opinion in paragraph 2 below as to the number of shares of SBS Common Stock outstanding, we have examined and relied solely upon the stock books and records supplied to us by SBS and upon representations made by officers of SBS, and have make no other independent verification.

      With respect to our opinion in paragraph 4 below as to violations of pre-emptive and other rights listed therein, we have relied solely upon (a) inquiries of officers of SBS, and (b) stock books and records, and have made no other independent verification.

      Except as otherwise indicated, all opinions in this Opinion Letter are rendered as of the time of Closing.

Opinion Letter
Mr. James Kenneth Boyette
Mr. Charles D. Pugh
Logical Design Group, Inc.
Page 3

      1. SBS is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico. SBS has three subsidiaries, Berg Systems International, Inc., GreenSpring Computers, Inc., and Logical Design, Inc. SBS has the corporate power and authority to carry on its businesses as now conducted and to enter into the merger contemplated by the Pooling Agreement.

      2. The authorized capital stock of SBS consists of 30,000,000 shares of SBS Common Stock, of which 3,178,133 shares are issued and outstanding, fully paid and nonassessable. To the best of our knowledge, at the close of business on June 30, 1996, 1,399,979 shares of SBS Common Stock were reserved for issuance upon the exercise of SBS options or warrants. The Stock Option Agreements between SBS and each of Boyette and Pugh have been duly authorized and validly issued.

      3. All corporate action, including approval by SBS's Board of Directors, required to be taken to authorize SBS to consummate the Pooling Agreement, the Employment Agreements with each of Boyette and Pugh, the Stock Option Agreements with each of Boyette and Pugh, and the Transactions has been duly and validly taken. SBS has the corporate power to execute and deliver the Pooling Agreement, the Employment Agreements with each of Boyette and Pugh, and the Stock Option Agreements with each of Boyette and Pugh, to perform its obligations thereunder, to consummate the Transactions, and to comply with the terms, conditions and provisions of the Pooling Agreement.

      4. The execution and delivery of the Pooling Agreement by SBS, and the performance by SBS of its obligations thereunder do not violate or constitute a breach or default under SBS's Articles of Incorporation or Bylaws.

      5. The Buyer Shares issued in connection with the Agreement are duly authorized, validly issued, fully paid and nonassessable, and have not been issued in violation of any preemptive right, registration right, co-sale right, right of first refusal or other similar right.

      6. The Employment Agreements and the Stock Option Agreements with each of Boyette and Pugh have been executed and delivered by SBS and constitute legal, valid and binding obligations of SBS enforceable according to their respective terms.

Opinion Letter
Mr. James Kenneth Boyette
Mr. Charles D. Pugh
Logical Design Group, Inc.
Page 4

      This Opinion Letter is being furnished to you solely for your benefit in connection with the Pooling Agreement, and may not be used or relied upon by you or any other person for any other purpose whatsoever, without in each instance our prior written consent.


                                        Very truly yours,

                                        SCHULER, MESSERSMITH & MCNEILL



                                        By: /s/ Alison K. Schuler
                                            ---------------------------
                                            Alison K. Schuler

                                POOLING AGREEMENT
                                    EXHIBIT X

            INDEBTEDNESS OF LOGICAL PERSONALLY GUARANTEED BY SELLERS


1. Master Term Note to SouthTrust Bank dated August 14, 1995 in the initial principal amount of $350,000.00.

2. Rotating Line of Credit to SouthTrust Bank dated August 14, 1995 in the original amount of $250.000.00.

3. Equipment loan from BB&T (formerly Southern National Bank) dated August 10, 1993 in the original amount of $48,411.93.

4. Copier loan from Xerox Corporation dated April 25, 1994 in the initial amount of $19,974.00.

5. Lease with BB&T Leasing dated November 30, 1993 in the original amount of $24,653.00.

6. Lease with Textron dated December 8, 1993 in the original amount of $22,955.00.

7.    Lease with AT&T dated March 21, 1995 in the original amount of $17,316.00.

8.    Lease with BB&T dated July 28, 1995 in the original amount of $17,239.00.

9.    Lease with BB&T dated July 24, 1996 in the original amount of $60,558.00.

10. Lease on office and plant premises with Teal Properties as amended by Letter Agreement dated July 18, 1995.